LEASE

                                     BETWEEN

                          IHS ACQUISITION NO. 104, INC.

                                       AND

                           PEAK MEDICAL OF IDAHO, INC.

                            DATED AS OF MAY 29, 1998

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1
LEASE; TERM; RENEWALS..........................................................1
         1.1   Lease...........................................................1
         1.2   Term............................................................1
         1.3   Base Rent.......................................................1
         1.4   First Option to Renew...........................................1
         1.5   Second Option to Renew..........................................2
         1.6   Other Conditions of Renewal.....................................2

ARTICLE 2
DEFINITIONS....................................................................2
         2.1   Certain Definitions.............................................2
         2.2   Other Definitions..............................................16

ARTICLE 3
RENT; RELATED MATTERS.........................................................16
         3.1   Rent...........................................................16
         3.2   Additional Charges.............................................16
         3.3   Late Charge; Interest..........................................16
         3.4   Method of Payment of Rent......................................17
         3.5   Net Lease; No Offset...........................................17

ARTICLE 4
IMPOSITIONS; RELATED MATTERS..................................................17
         4.1   Payment of Impositions.........................................17
         4.2   Adjustment of Impositions......................................18
         4.3   Utility Charges................................................18
         4.4   Insurance Premiums.............................................18

ARTICLE 5
NO TERMINATION, ABATEMENT, ETC................................................18

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ARTICLE 6
OWNERSHIP OF LEASED PROPERTY; PERSONAL PROPERTY...............................19
         6.1   Ownership of the Leased Property...............................19
         6.2   Landlord's Personal Property...................................19
         6.3   Tenant's Personal Property.....................................19
         6.4   Grant of Security Interest in Tenant's Personal Property;
               Restriction on Other Liens.....................................20

ARTICLE 7
CONDITION AND USE OF LEASED PROPERTY..........................................20
         7.1   Condition of the Leased Property...............................20
         7.2   Use of the Leased Property.....................................20

ARTICLE 8
LEGAL AND INSURANCE REQUIREMENTS..............................................21
         8.1   Compliance with Legal and Insurance Requirements...............21
         8.2   Legal Requirement Covenants....................................21
         8.3   Certain Financial and Other Covenants..........................22
         8.4   Other Businesses...............................................22

ARTICLE 9
MAINTENANCE AND REPAIR; ENCROACHMENTS.........................................22
         9.1   Maintenance and Repair.........................................22
         9.2   Encroachments, Restrictions, etc...............................24

ARTICLE 10
ALTERATIONS AND ADDITIONS.....................................................25
         10.1  Construction of Alterations and Additions to the Leased
               Property.......................................................25
         10.2  Asbestos Removal for Alterations and Additions.................26

ARTICLE 11
REMOVAL OF LIENS..............................................................26

ARTICLE 12
CONTEST OF LEGAL REQUIREMENTS, ETC............................................26
         12.1  Permitted Contests.............................................26
         12.2  Landlord's Requirement for Deposits............................27

ARTICLE 13
INSURANCE.....................................................................28
         13.1  General Insurance Requirements.................................28
         13.2  Replacement Cost...............................................29
         13.3  Worker's Compensation Insurance................................30
         13.4  Waiver of Liability; Waiver of Subrogation.....................30
         13.5  Other Requirements.............................................30
         13.6  Increase in Limits.............................................30
         13.7  Blanket Policy.................................................31
         13.8  No Separate Insurance..........................................31

ARTICLE 14
CASUALTY LOSS.................................................................31
         14.1  Insurance Proceeds.............................................31
         14.2  Restoration in the Event of Damage or Destruction..............32
         14.3  Intentionally Omitted..........................................32
         14.4  Tenant's Personal Property.....................................32
         14.5  Restoration of Tenant's Property...............................32
         14.6  No Abatement of Rent...........................................33
         14.7  Consequences of Purchase of Damaged Leased Property............33
         14.8  Damage Near End of Term........................................33
         14.9  Waiver.........................................................33
         14.10 Procedure for Disbursement of Insurance Proceeds
               Greater Than The Approval Threshold............................33

ARTICLE 15
TAKINGS.......................................................................35
         15.1  Total Taking...................................................35
         15.2  Allocation of Portion of Award.................................35
         15.3  Partial Taking.................................................35
         15.4  Temporary Taking...............................................36

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ARTICLE 16
CONSEQUENCES OF EVENTS OF DEFAULT.............................................36
         16.1  Events of Default..............................................36
         16.2  Landlord's Rights Upon Tenant's Default........................36
         16.3  Liability for Costs and Expenses...............................36
         16.4  Certain Remedies...............................................37
         16.5  Damages........................................................37
         16.6  Waiver.........................................................37
         16.7  Application of Funds...........................................38

ARTICLE 17
LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT.....................................38

ARTICLE 18
CERTAIN ENVIRONMENTAL MATTERS.................................................38
         18.1  Prohibition Against Use of Hazardous Substances................38
         18.2  Notice of Environmental Claims, Actions or Contaminations......39
         18.3  Costs of Remedial Actions with Respect to Environmental
               Matters........................................................39
         18.4  Delivery of Environmental Documents............................39
         18.5  Environmental Audit............................................39
         18.6  Entry onto Leased Property for Environmental Matters...........39
         18.7  Environmental Matters Upon Termination or Expiration of
               Term of This Lease ............................................40
         18.8  Compliance with Environmental Laws.............................40
         18.9  Environmental Related Remedies.................................41
         18.10 Environmental Indemnification..................................42
         18.11 Rights Cumulative and Survival.................................43

ARTICLE 19
HOLDOVER MATTERS..............................................................44
         19.1  Holding Over...................................................44
         19.2  Indemnity......................................................44

ARTICLE 20
SUBORDINATION; ATTORNMENT; ESTOPPELS..........................................44
         20.1  Subordination..................................................44
         20.2  Attornment.....................................................45
         20.3  Estoppel Certificate...........................................45

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ARTICLE 21
RISK OF LOSS..................................................................45

ARTICLE 22
INDEMNIFICATION...............................................................45
         22.1  Indemnification................................................45
         22.2  Survival of Indemnification; Tenant Right to Defend Landlord...47

ARTICLE 23
LIMITATIONS ON TRANSFERS......................................................47
         23.1  General Prohibition against Transfer; Permitted Transfers......47
         23.2  Corporate or Partnership Transactions..........................49
         23.3  Permitted Subleases............................................49
         23.4  Transfers to a Controlled Entity...............................49
         23.5  Subordination and Attornment...................................50
         23.6  Sublease Limitation............................................50

ARTICLE 24
CERTAIN FINANCIAL MATTERS.....................................................50
         24.1  Officer's Certificates and Financial Statements................50
         24.2  Public Offering Information....................................52

ARTICLE 25
LANDLORD INSPECTION...........................................................52

ARTICLE 26
[INTENTIONALLY OMITTED].......................................................53

ARTICLE 27
[INTENTIONALLY OMITTED].......................................................53

ARTICLE 28
ACCEPTANCE OF SURRENDER.......................................................53

ARTICLE 29
MERGER OF TITLE; PARTNERSHIP..................................................53
         29.1  No Merger of Title.............................................53
         29.2  No Partnership.................................................53

ARTICLE 30
CONVEYANCE BY LANDLORD........................................................53

ARTICLE 31
QUIET ENJOYMENT...............................................................54

ARTICLE 32
[INTENTIONALLY OMITTED].......................................................54

ARTICLE 33
APPRAISERS....................................................................54

ARTICLE 34
BREACH OF LEASE BY LANDLORD...................................................55

ARTICLE 35
PERSONAL PROPERTY OPTION; TRANSFER OF FACILITY CONTROL........................56
         35.1  Landlord's Option to Purchase Tenant's Personal Property.......56
         35.2  Facility Trade Names...........................................56
         35.3  Transfer of Operational Control of the Facility................56
         35.4  Intangibles and Personal Property..............................58

ARTICLE 36
[INTENTIONALLY OMITTED].......................................................58

ARTICLE 37
MISCELLANEOUS.................................................................58
         37.1  Notices........................................................58
         37.2  Survival, Choice of Law........................................59
         37.3  Limitation on Recovery.........................................59
         37.4  Waivers........................................................59

         37.5  Intentionally Omitted..........................................59
         37.6  Counterparts...................................................59
         37.7  Options Follow Lease...........................................59
         37.8  Rights Cumulative..............................................59
         37.9  Entire Agreement...............................................59
         37.10 Amendments in Writing..........................................60
         37.11 Severability...................................................60
         37.12 Successors.....................................................60
         37.13 Time of the Essence............................................60
         37.14 Late Charges...................................................60
         37.15 Binding Effect.................................................60
         37.16 Exhibits and Schedules.........................................60
         37.17 Waiver of Jury Trial...........................................60
         37.18 Memorandum of Lease............................................60

ARTICLE 38
SECURITY DEPOSIT..............................................................61
         38.1  Security Deposit...............................................61
         38.2  Application of Security Deposit................................61
         38.3  Transfer of Security Deposit...................................61

ARTICLE 39
TENANT PURCHASE OPTION........................................................62

                                      LEASE

     THIS LEASE (this "Lease") is made and entered into as of the 29th day of May, 1998 between IHS ACQUISITION NO. 104, INC., a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Landlord") and PEAK MEDICAL OF IDAHO, INC., a Delaware corporation, with principal offices at 5635 Jefferson Boulevard, N.E., Albuquerque, New Mexico 87109 ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord is the present owner of the real property, improvements fixtures, and personal property constituting the health care facility described on Exhibit A hereto ("Facility" or "Leased Property"); and

     WHEREAS, Landlord wishes to lease to Tenant, and Tenant wishes to lease from Landlord, the Facility;

     NOW, THEREFORE, in consideration of the rents, mutual covenants, and agreements set forth in this Lease, the parties agree that the use and occupancy of the Facility demised herein shall be subject to, and be in accordance with, the terms, conditions and provisions of this Lease, as follows:


                                    ARTICLE 1
                              LEASE; TERM; RENEWALS

     1.1 LEASE. Upon and subject to the terms and conditions set forth in this Lease, Landlord leases to Tenant, and Tenant hires term Landlord, the Leased Property.

     1.2 TERM. The Term shall commence for the Facility on the Commencement Date and end for the Facility on the Expiration Date, subject to the renewals described in Sections 1.4 through 1.6 hereof.

     1.3 BASE RENT. The Base Rent for the Leased Property (as of the Commencement Date as agreed by Landlord and Tenant solely for purposes of this Lease), is defined in Section 2.1 hereof.

     1.4 FIRST OPTION TO RENEW. Tenant is hereby granted the option to renew this Lease for a First Renewal Term for the Facility, which option shall be exercised by Notice to Landlord at least one hundred eighty (180) days, but not more than three hundred sixty (360) days, before the Expiration Date; provided, however, that no Event of Default exists either on the date on which Tenant gives such Notice to Landlord or on the applicable Expiration Date.

During the First Renewal Term, all of the terms and conditions of this Lease shall remain in full force and effect.

     1.5 SECOND OPTION TO RENEW. If the Term of this Lease has been renewed as provided in Section 1.4 above, Tenant is hereby granted the option to renew this Lease for the Second Renewal Term for the Facility, which option shall be exercised by Notice to Landlord at least one hundred eighty (180) days, but not more than three hundred sixty (360) days, prior to the expiration of the First Renewal Term for the Facility; provided, however, that no Event of Default exists either on the date on which Tenant gives such Notice to Landlord or on the date on which the First Renewal Term expires. During the Second Renewal Term, all of the terms and conditions of this Lease shall remain in full force and effect.

     1.6 OTHER CONDITIONS OF RENEWAL. The options to renew granted pursuant to Sections 1.4 and 1.5 hereof may be exercised only with respect to this Leased Property and the Tenant's Other Leased Property, unless the Other Leased Property is acquired by Tenant by exercise of its purchase option.


                                    ARTICLE 2
                                   DEFINITIONS

     2.1 CERTAIN DEFINITIONS. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, (b) all references to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision. In addition, the following terms shall have the following meanings:

          Accounts: With respect to Tenant, all accounts, accounts receivable, deposits, prepaid items, documents, chattel paper, instruments, contract rights, general intangibles, choses in action and rights to any refund of taxes previously or subsequently paid to any governmental authority, in each case arising from or in connection with Tenant's operation and use of the Leased Property.

          Additional Charges: All Impositions and all amounts, liabilities and obligations other than Base Rent that Tenant assumes and agrees to pay under this Lease.

          Affiliate: Any Person who, directly or indirectly, Controls or is Controlled by or is under Common Control with another Person.

          Approval   Threshold:   The  sum  of  Five  Hundred  Thousand  Dollars
     ($500,000).

          Assessment: With respect to the Leased Property, any assessment for public improvements or benefits commenced or completed after the date hereof and whether or not to be completed within the Term.

          Award: All compensation, sums or anything of value awarded, paid or received in connection with a Taking or Partial Taking.

          Base Rent: (a) For the first Lease Year, the sum of SIX HUNDRED AND ELEVEN THOUSAND DOLLARS ($611,000), and (b) for each Lease Year thereafter (including each Lease Year in any Renewal Term), the sum of (i) the Base Rent for the preceding Lease Year plus (ii) the percentage increase in the Cost of Living Index from the last month of the preceding Lease Year to the last month of the Lease Year in question; provided, however, that in no event shall the annual Base Rent increase be less than two percent (2%) or more than five percent (5%).

          Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

          Capital Lease: Any lease (other then this Lease) for which Tenant is required, under GAAP, to account on its balance sheet as a capital lease.

          Capitalized Lease Obligation: Any obligation of Tenant, as tenant or guarantor, under a Capital Lease.

          Cash Flow from the Facility: The sum of (a) Net Income for the applicable period, (b) the amount deducted by Tenant in computing Net Income for the applicable period for (i) depreciation on any leasehold improvements to the Facility constructed by Tenant or any depreciation on equipment used at the Facility, (ii) amortization and (iii) Rent, and (c) interest; minus (a) a management fee of the greater of (i) five percent (5%) of Facility revenues or (ii) actual management fees; and (b) the sum of Three Hundred Dollars ($300) per-licensed-bed.

          Cash Flow to Debt Service Requirement: As of the relevant fiscal period, a ratio of Tenant's Cash Flow from the Facility to its Debt Service equal to or greater than the ratio of 1:1 from the Commencement Date through the date that is nine (9) months from the Commencement Date and (b) 1.15:1 thereafter and for the remainder of the Term of this Lease, including renewals of this Lease under Sections 1.4 and 1.5 hereof.

          Claim(s): Any lien, attachment, levy, encumbrance, charge or claim, or any encroachment or restriction burdening the Leased Property.

          Clean-Up: The investigation, removal, restoration, remediation and/or elimination of, or other response to, Contamination, in each case to the satisfaction of all governmental agencies having jurisdiction over the Leased Property and in compliance with or as may be required by Environmental Laws.

          Code: The Internal Revenue Code of 1986, as amended from time to time.

          Commencement Date: June 1, 1998

          Condemnor:   Any  public  or   quasi-public   authority,   or  private
     corporation or individual, having the power of condemnation.

          Construction Funds: The Net Proceeds available for restoration or repair work pursuant to Article 14 of this Lease.

          Contamination: The presence, Release or threatened Release of any Hazardous Substance at the Leased Property in violation of any Environmental Law, or in a quantity that would give rise to any affirmative Clean-Up obligation under an Environmental Law, including, but not limited to, the existence of any injury or potential injury to public health, safety, natural resources or the environment associated therewith.

          Control (and Controlled by and under Common Control with): possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, through the ownership of voting securities, partnership interests or other equity interests.

          Cost of Living Index: The United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers
     (1982-84=100), U.S. City Average, All Items, or, if such Index is not available for the United States, an index available for the geographical area in the United States which most closely corresponds to the entire United States, published by such bureau or its successor, or, if none, by any other instrumentality of the United States.

          Date of Taking: The date on which the Condemnor has the right to possession of the Leased Property that is the subject of the Taking or Partial Taking.

          Debt: As of any date, all (a) obligations of a Person, whether current or long-term, that in accordance with GAAP would be included as liabilities on such Person's balance sheet; (b) Capitalized Lease Obligations of such Person; (c) obligations of others for which that Person is liable directly or indirectly, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (d) liabilities and obligations secured by liens on any assets of that Person, whether or not those liabilities or obligations are recourse to that Person; (e) liabilities and obligations of that Person, direct or contingent, with respect to letters of credit issued for the account of that Person or others or with respect to bankers acceptances created for that Person; and (f) obligations resulting from a draw under any letter of credit which may be provided pursuant to the Letter of Credit Agreement. However, Additional Charges shall not be deemed Debt.

          Debt Service: With respect to any fiscal period of a Person, the sum of (a) all interest due on Debt during the period (other than interest imputed, pursuant to GAAP, on any Capitalized Lease Obligations and interest on Debt that comprises Purchase Money Financing), all payments of principal of Debt required to be made during the period and (c) all Base Rent due during the period.

          Encumbrance: With respect to the Leased Property, any mortgage, deed of trust, lien, encumbrance or other matter affecting title to the Leased Property, or any portion thereof or interest therein.

          Environmental Audit: A written certificate, in form and substance satisfactory to Landlord, from an environmental firm acceptable to Landlord, which states that there is no evidence of Contamination on the Leased Property and that the Leased Property is otherwise in compliance with Environmental Laws.

          Environmental Documents: Documents received by Tenant or any Affiliate from, or submitted by Tenant or any Affiliate to, the United States Environmental Protection Agency and/or any other federal, state, county or municipal agency responsible for enforcing or implementing Environmental Laws with respect to the condition of the Leased Property leased by Tenant or Tenant's operations at the Leased Property; and written reviews, audits, reports or other documents pertaining to environmental conditions, including, but not limited to, the presence or absence of Contamination, at, in or under or with respect to the Leased Property leased by Tenant that have been prepared by, for or on behalf of Tenant.

          Environmental Laws: All federal, state and local laws (including, without limitation, common law), statutes, codes, ordinances, regulations, rules, orders, permits or decrees from time to time in effect and relating to (a) the introduction, emission, discharge or release of Hazardous Substances into the indoor or outdoor environment (including, without limitation, air, surface water, groundwater, land or soil); or (b) the manufacture, processing, distribution, use, treatment, storage, transportation or disposal of Hazardous Substances; or (c) the Cleanup of Contamination.

          Escrow Agreement: The Escrow Agreement amount Tenant, Monarch LP and Fidelity National Title Insurance Company of New York, as described in the Monarch Purchase Agreement.

          Estoppel Certificate: A statement in writing in substantially the same form as Exhibit D hereto, with such changes thereto as reasonably may be requested by the person relying on such certificate.

          Event of Default: The occurrence of any of the following:

               (a) If Tenant fails to pay Base Rent under this Lease when the same becomes due and payable; or if Tenant fails to restore the Security Deposit if and as required by Section 38.2 hereof within five (5) Business Days after such amount is due and owed; or if Tenant fails to pay any Additional Charges within five (5) Business Days after such amount is due and owed;

               (b) If Tenant (i) admits in writing its inability to pay its debts generally as they become due, (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency law, (iii) makes a general assignment for the benefit of its creditors, (iv) consents to the appointment of a receiver of itself or of the whole or any substantial part of its property, or (v) files a petition or answer seeking reorganization or arrangement under the Federal Bankruptcy Laws or any other applicable law or statute of the United States of America or any state thereof; or

               (c) If Tenant, on a petition in bankruptcy filed against it, is adjudicated a bankrupt or has an order for relief thereunder entered against it, or a court of competent jurisdiction enters an order or decree appointing a receiver of such Tenant or of the whole or substantially all of Tenant's property, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the Federal Bankruptcy Laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree is not vacated or set aside or stayed within one hundred and twenty (120) days from the date of the entry thereof; or

               (d) If Tenant is liquidated or dissolved, or begins proceedings toward liquidation or dissolution, or has filed against it a petition or other proceeding to cause it to be liquidated or dissolved, and the proceeding is not dismissed within one hundred and twenty (120) days thereafter, or in any manner permits the sale or divestiture of substantially all of its assets except in connection with a dissolution or liquidation following or related to a merger or transfer of all or substantially all of the assets and liabilities of Tenant with or to an Affiliate; or

               (e) If the estate or interest of Tenant in the Leased Property or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within sixty (60) days after commencement thereof (unless Tenant is in the process of contesting such lien or attachment in good faith in accordance with Section 12.1 hereof); or

               (f) If Tenant ceases operation of the Facility for a period in excess of five (5) Business Days except upon prior written Notice to, and with the express prior written consent of Landlord (which consent Landlord may withhold in its absolute discretion), or as the unavoidable consequence of damage or destruction as a result of a casualty, or a Taking or Partial Taking, or as a result of an event described in subparagraph (g) below (as to which the provisions of subparagraph (g) shall govern); or

               (g) If the license to operate the Facility as a provider of health care services in accordance with its Primary Intended Use is revoked, or allowed to lapse, or, without Landlord's prior written consent, transferred to a facility that is not the Leased Property, or an order is imposed with respect to the Facility suspending the right to operate or accept patients, and Tenant does not promptly take reasonable steps to cure the condition or conditions leading to such revocation or order and cause such license and right to operate and accept patients to be reinstated within sixty (60) days; or

               (h) If any obligation of Tenant or of Guarantor to repay borrowed money in excess of Five Million Dollars ($5,000,000) is accelerated by a creditor after default; provided, however, during any period that Guarantor's Tangible Net Worth is in excess of Twenty-Five Million Dollars ($25,000,000), then the preceding Tenant or Guarantor borrowed money obligation amount shall be Ten Million Dollars ($10,000,000); or

               (i) If Tenant fails to observe or perform any other term, covenant or condition of this Lease and such failure is not cured within a period of thirty (30) days after Notice thereof from Landlord, unless the failure cannot with due diligence be cured within a period of thirty (30) days, in which case the failure shall not be deemed to continue if (i) Tenant proceeds promptly and with due diligence to cure the failure, (ii) Tenant diligently completes the cure thereof and (iii) such failure is cured prior to the time that the same results in civil or criminal penalties to Landlord, Tenant or any Affiliates of either; or

               (j) If a default occurs under any Guaranty of this Lease given to Landlord to secure performance of any term or provision of this Lease and is not cured within any applicable grace or cure period set forth therein; or

               (k) Subject to Article 23, if Tenant transfers the operational control or management of the Facility currently being operated by it without Landlord's consent;

               (l) If a default occurs under any other material contract affecting the Facility, Tenant or any Affiliate of Tenant, and the default is not cured within any applicable grace or cure period contained therein, provided, as to any such default under such other contract, such default materially and adversely affects, or has the reasonable potential of materially and adversely affecting, the operation or value of the Facility;

               (m) If a default occurs under the Security Agreement and is not cured within any applicable grace or cure period set forth therein; or

               (n) If  Tenant  breaches  the  financial  covenants  set forth in
     Section 8.3 hereof, or Guarantor breaches the financial covenants set forth in its Guaranty, and such failure is not cured within twenty (20) days of the earlier of (i) the date on which Tenant or Guarantor has actual knowledge of such breach or (ii) Notice from Landlord;

               (o) Any Event of Default occurs in the Lease for Tenant's Other Leased Property; or

               (p) If  Tenant  breaches  any of its  payment  obligations  under
     Article V of the Monarch Purchase Agreement, or fails to execute and deliver to Monarch at or prior to the closing under the Monarch Purchase Agreement each of the Transaction Documents (as defined in the Monarch Purchase Agreement) to which Tenant it to be a party in accordance with the Monarch Purchase Agreement.

          Executive  Officer:  The  Chairman  of the  Board  of  Directors,  the
     President, any Executive Vice President, any Senior Vice President, any Vice President and the Secretary of a corporation.

          Expiration Date: May 31, 2010.

          Facility: The Leased Property.

          Facility Purchase Price: The Purchase Price for the Facility on the Commencement Date, as set forth on Exhibit F hereto, increased by three percent (3%) per Lease Year, compounded annually, from the Commencement Date to the date in question and prorated for any portion of such period that is less than a full Lease Year.

          Facility Rental Value: The Base Rent (determined at the time in question) of the Facility.

          Facility Trade Names: The names under which the Facility does or has done business during the Term.

          Fair Rental Value: The amount determined to be the Fair Rental Value of the Leased Property pursuant to the appraisal procedure set forth in
     Article 33.

          Financial Statement: For a fiscal year or other accounting period, statements of earnings and retained earnings and of changes in financial position and profit and loss for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.

          First Renewal Term: The period of ten (10) years.

          Fiscal Year: The calendar year.

          Fixtures: All permanently affixed equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, any and all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus (other than individual units), sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto but specifically excluding all items included within the definition of the "Personal Property".

          GAAP: Generally accepted accounting principles in effect from time to time as customarily and consistently applied.

          Guarantor: Peak Medical Corporation, a Delaware corporation

          Guaranty: The Peak Medical Corporation Guaranty.

          Hazardous Substances: Any and all toxic or hazardous material, substance, pollutant, contaminant, chemical, waste (including medical waste) or substance, including petroleum products, asbestos and PCBs, regulated, restricted or prohibited under any Environmental Law.

          Impartial Appraiser: An appraiser selected by Landlord and reasonably acceptable to Tenant.

          Impositions: Collectively, all taxes (including, without limitation, all real property taxes, ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes), assessments, ground rents, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection,  authorization  and similar fees),  and all other  governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Tenant and/or the Rent (including all interest and penalties thereon due to any failure of payment by Tenant) applicable to periods of time within the Term hereof which at any time may be assessed or imposed on or in respect of or be a lien upon (a) the Facility or any part thereof or (b) any rent therefrom or
     (c) any estate, right, title or interest therein, or (d) any occupancy, operation, use or possession of, or (e) sales from, or activity conducted on, the Leased Property or the leasing or use of the Facility or any part thereof or (f) the Rent. "Imposition" shall not include: (a) any federal, state or local tax based on gross or net income (whether denominated as an income, capital stock or other tax) imposed on Landlord generally and not exclusively in connection with the Leased Property, or (b) any net revenue tax of Landlord or any other person, or (c) any tax imposed with respect to the sale, financing, exchange or other disposition by Landlord of the Leased Property or the proceeds thereof, or (d) any principal or interest on any indebtedness of Landlord or (e) on any ground rent or other rent payable by Landlord.

          Initial Term: The period between, and inclusive of, the Commencement Date and the earlier of the Expiration Date and the date upon which this Lease terminates as provided herein.

          Insurance Requirements: The terms, conditions and requirements of any insurance policy required by this Lease.

          Intangible Assets: The amount of (a) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organizational and developmental expenses, unamortized operating rights, unamortized licenses, unamortized leasehold rights and other intangible assets, or any write-up resulting from a reversal of a reserve for bad debt or depreciation and any write-up resulting from a change in method of accounting or inventory, and (b) any investment in any Affiliate.

          Investigations: Soil and chemical tests or any other environmental investigations, examinations or analyses.

          Land: The real property described on Exhibit A hereto.

          Landlord's Personal Property: All Personal Property, except Tenant's Personal Property, that at the Commencement Date or thereafter during the Term is located, or, but for a temporary relocation off-site on the Commencement Date is normally located, on the Land or in the Leased Improvements.

          Lease Year: The period commencing on the first day of the calendar month following the month in which the Commencement Date occurs and ending on the last day of the twelfth (12th) full calendar month thereafter (unless the Commencement Date is the first day of a month, in which event the first Lease Year shall commence on such day). The period, if any, between the Commencement Date and the first day of the following month shall be deemed to be part of the first Lease Year. Thereafter, each Lease Year will be January 1 through December 31. If this Lease is terminated before the end of any Lease Year, the final Lease Year will be January 1 through the date of termination thereof.

          Leased Improvements: All buildings, structures, Fixtures and other improvements of every kind currently situated on the Land, including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures.

          Leased Property (also "Facility"): Collectively, the Land, the Leased Improvements, the Related Rights and Landlord's Personal Property, and the licensed nursing home or other healthcare facility being operated thereon and therein, as identified on Exhibit A hereto.

          Legal Requirements: As to the Leased Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (a) require repairs, modifications or alterations in or to the Leased Property or (b) in any way adversely affect the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto, including, but not limited to, those relating to existing health care licenses, those authorizing the current number of licensed beds and the level of services delivered from the Leased Property, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Tenant at any time in force affecting the Leased Property, other than covenants, agreements, restrictions and encumbrances created by Landlord without the consent of Tenant.

          Mechanics Liens: Liens of mechanics, laborers, materialmen, suppliers or vendors.

          Monarch: Monarch Properties, Inc., a Maryland corporation.

          Monarch LP: Monarch Properties, LP, a Delaware limited partnership and a subsidiary of Monarch.

          Monarch Purchase Agreement: The Facilities Purchase Agreement, dated as of May 1, 1998, among Landlord, Tenant, Integrated Health Services, Inc., Guarantor, IHS No. 105 and Monarch pursuant to which Landlord has agreed to sell to Monarch, and Monarch has agreed to purchase from Landlord, the Facility and the Leased Property.

          Net Income: The aggregate net income of Tenant from the operation of the Facility, determined on an accrual basis in accordance with GAAP, before federal, state and local income taxes, but excluding extraordinary items.

          Net Proceeds: All proceeds, net of any costs incurred by Landlord in obtaining such proceeds, payable under any risk policy of insurance required by Article 13 of this Lease (including proceeds with respect to the Personal Property that Tenant elects to restore or replace pursuant to
     Section 14.2 hereof).

          Notice: A written notice given pursuant to Section 37.1 hereof.

          Offering: The public offering of shares of common stock of Monarch.

          Officer's Certificate: A certificate signed by any one or more of the Executive Officers.

          Overdue Rate: On any date, a rate equal to three (3) percentage points above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

          Partial Taking: A Taking of a portion of the Facility or of less than the whole fee title to the Facility.

          Payment Date: The due date for the payment of the installments of Base Rent, Additional Charges or any other sums payable under this Lease.

          Peak Medical Guaranty: A Guaranty executed by Guarantor in favor of Landlord.

          Permitted Debt: Debt (other than Debt as to which an Affiliate of Tenant is the creditor) incurred by Tenant solely to provide working capital.

          Permitted Encumbrances: With respect to the Leased Property, the matters identified on Exhibit E hereto.

          Person: Any natural person, trust, partnership, limited liability company, corporation, joint venture or other legal entity.

          Personal Property: All equipment, furniture, fixtures, inventory (including linens, dietary supplies and housekeeping supplies, and including food and other consumable inventories), furnishings, movable walls or partitions, trade fixtures, computers, software and data pertaining to the business of the Facility (whether such data is stored in computers or peripheral equipment that is included within the definition of the term "Personal Property" or is otherwise in the possession of a Tenant, or in computers and equipment that is not included within the definition of the term "Personal Property" but is either owned by Tenant as to which Tenant has a right of retrieval) and other tangible personal property used in connection with the business of the Facility, together with all replacements, modifications, alterations and additions thereto, except (a) items, if any, included within the definition of Fixtures or Leased Improvements, (b) personal property leased from third parties, (c) computers owned or leased by a Tenant that customarily are not located on the Leased Property, and (d) proprietary software owned by parties other than a Tenant.

          Primary Intended Use: The operation of the Facility as a licensed health care facility.

          Prime Rate: On any date, a rate equal to the annual rate on such date publicly announced by Citibank, N.A. to be its prime rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing, but in no event greater than the maximum rate then permitted under applicable law.

          Proceeding: Any action, proposal or investigation by any agency or entity, or any complaint to such agency or entity.

          Purchase Money Financing: Any financing (whether by lease, chattel mortgage, installment sale, or otherwise) provided by a Person to Tenant in connection with the acquisition of Personal Property used in connection with the operation of the Facility, whether by way of installment sale or otherwise.

          Purchase Price: The Purchase Price set forth on Exhibit F hereto.

          Qualified Capital Expenditures: Expenditures capitalized on the books of the Tenant for any of the following: replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and major replacement of siding; major roof replacements, including major replacements of gutters, downspouts, eaves and soffits; major repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; major repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of entire building exterior; but excluding major alterations, renovations and additions.

          Reconstruction Period: A period of three hundred sixty-five (365) days following the date of any damage or destruction or the Date of Taking, as applicable, subject to extension to the extent required by Unavoidable Delay.

          Regulatory Actions: With respect to the Leased Property, any claim, demand, notice, action or proceeding brought or initiated by any governmental authority in connection with any Environmental Law, including, without limitation, civil, criminal and/or administrative proceedings, and whether or not seeking costs, damages, equitable remedies, penalties or expenses.

          Related Rights: All easements, rights and appurtenances relating to the Land and the Leased Improvements.

          Release: The intentional or unintentional spilling, leaking, dumping, pouring, emptying, seeping, disposing, discharging, emitting, depositing, injecting, leaching, escaping, abandoning or other release or threatened release, however defined, of any Hazardous Substance.

          Rent: Collectively, the Base Rent and the Additional Charges.

          Rental Value: (a) With respect to the Leased Property that has been relet during the period in question, the Rent actually received by Landlord for the period in question from the reletting, net of all reasonable expenses, including brokerage commissions, fees of attorneys and consultants and the cost of any repairs and alterations required to obtain such reletting and (b) with respect to the Leased Property that has not been relet during the period in question, the Worth at the Time of the Award of the Rent obtainable for the Leased Property for the period in question, under a lease of the Leased Property on the same terms and conditions as are set forth in this Lease, from a Tenant that is unrelated to Landlord and has experience and a reputation in the health care industry and a credit standing reasonably equivalent to that of Tenant and Guarantors.

          Replaced Property: Any Fixtures or Personal Property that from time to time are replaced, pursuant to Section 9.1.5 hereof, after the date of this Lease.

          Replacement Property: Any Fixtures or Personal Property acquired by Tenant in accordance with Section 9.1.5 hereof, after the date of this Lease for use in connection with the Facility in replacement of any Replaced Property.

          SEC: Securities and Exchange Commission.

          Second Renewal Term: The period of ten (10) years.

          Security Agreement: The security agreement of even date herewith between Landlord and Tenant.

          Security Deposit: The cash sum determined in accordance with the schedule attached as Exhibit C hereto.

          State: The State of Idaho, where the Facility is located.

          Taking: The exercise by a Condemnor of any governmental power, whether by legal proceedings or otherwise, to acquire an interest in the Leased Property, or a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          Tangible Net Worth: At any date, the net worth of Guarantor and all of its subsidiaries (including, without limitation, Tenant), as determined on a consolidated basis in accordance with GAAP, less Intangible Assets of Guarantor and all of its subsidiaries (including, without limitation, Tenant).

          Tenant's Other Leased Property: The Twin Falls Care Center, located in Twin Falls, Idaho, that is subject to a Lease, of even date hereof, between IHS Acquisition No. 105, Inc. and Tenant, including all amendments, modifications or renewals thereof.

          Tenant's Personal Property: All Personal Property (a) which Tenant owns and uses, as of the date of this Lease, in connection with the operation of the Leased Property being leased pursuant to this Lease, and/or (b) which Tenant acquires after the Commencement Date for use by it in connection with the Facility.

          Term: The Initial Term and, if renewed as provided in Article 12, the First Renewal Term and/or the Second Renewal Term.

          Third Party Claims: Any legal actions or proceedings (other than Regulatory Actions but including, without limitation, those based on negligence, trespass, strict liability, nuisance or toxic tort due to Contamination), and whether or not seeking costs, damages, penalties or expenses, brought by any person or entity other than a governmental agency.

          Transfer: The (a) assignment, mortgaging or other encumbering of all or any part of Tenant's interest in this Lease or Tenant's interest in the Leased Property or (b) the entering into of any management agreement or other arrangement under which the Facility is operated by or licensed to be operated by an entity other than Tenant.

          Transferee: Any assignee, subtenant or other occupant of the Leased Property pursuant to any Transfer.

          Umbrella Policies: Policies of insurance that cover risks in excess of the liability limits of policies required to be carried under this Lease.

          Unavoidable Delays: Delays due to strikes, lock-outs, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the reasonable control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of a party.

          Unsuitable for Its Primary Intended Use: A state or condition of the Facility such that, by reason of damage or destruction or a Partial Taking, the Facility cannot reasonably be expected to be repaired and restored within the Reconstruction Period to a condition in which it may be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of useable beds, the amount of square footage and the estimated revenue affected by such damage or destruction or Partial Taking.

          Worth at the Time of the Award: The present value of the applicable amount, determined at the time required in Section 16.5 hereof, by discounting the applicable amount by the Prime Rate.

     2.2 OTHER DEFINITIONS. Other words and phrases are defined elsewhere in this Lease and in the Exhibits and Schedules hereto.


                                    ARTICLE 3
                              RENT; RELATED MATTERS

     3.1 RENT. Tenant shall pay the Rent in lawful money of the United States of America and legal tender for the payment of public and private debts. The first payment of Base Rent shall be due on the Commencement Date. Tenant shall pay the Base Rent in equal, consecutive monthly installments in advance on the first day of each calendar month of the Term. Unless otherwise agreed by the parties, Rent shall be prorated as to any partial month at the end of the Term.

     3.2 ADDITIONAL CHARGES. In addition to the Base Rent, Tenant will also pay and discharge as and when due and payable all Impositions as provided in Section
4.1 hereof and all Additional Charges. If Tenant fails to pay any Additional Charges as and when due, Tenant will also promptly pay and discharge as Additional Charges every fine, penalty, interest and cost which may be added for non-payment or late payment.

     3.3 LATE CHARGE; INTEREST. If any installment of Base Rent, or any Additional Charges payable by Tenant to Landlord hereunder is not paid by the due date, Tenant shall pay

Landlord on demand, as an Additional Charge, (a) a late charge of five percent (5%) of the amount due and unpaid and (b) if such payment is not made within thirty (30) days of the date due, interest thereon at the Overdue Rate from such thirtieth (30th) day until the date on which such payment plus such late charge and interest is paid in full.

     3.4 METHOD OF PAYMENT OF RENT. All Rent to be paid to Landlord shall be paid by electronic funds transfer debit transactions through wire transfer of immediately available funds to Landlord per the wiring instructions set forth on
Exhibit I hereto (as from time to time be changed by Landlord by Notice to Tenant) and shall be initiated by Tenant for settlement on or before the due date each calendar month; provided, however, if the due date is not a Business Day, then settlement shall be made on the next succeeding day which is a Business Day. Landlord shall provide Tenant with appropriate wire transfer information in a Notice from Landlord to Tenant.

     3.5 NET LEASE; NO OFFSET. The Rent shall be paid absolutely net to Landlord, so that this Lease shall yield to Landlord the full amount of the installments of Base Rent and Additional Charges payable hereunder throughout the Term, subject to the terms and conditions hereof. This Lease is and shall be a "pure-net" or "triple-net" lease, as such terms are commonly used in the real estate industry, it being intended that Tenant shall pay all costs, expenses and charges arising out of the use, occupancy and operation of the Leased Property, without any offset, deduction, abatement, or counterclaim whatsoever. Landlord shall not be required to furnish any services whatsoever to the Facility or to make any payment of any kind whatsoever; and Landlord shall not be responsible for any loss or damage to any property of Tenant, or any other user or occupant of any part of the Facility, absent the gross negligence or willful misconduct of Landlord, its employees or agents.


                                    ARTICLE 4
                          IMPOSITIONS; RELATED MATTERS

     4.1 PAYMENT OF IMPOSITIONS. Tenant will pay or cause to be paid all Impositions before any fine, penalty, interest or cost may be added for non-payment, and Tenant will promptly, upon request, furnish to Landlord copies of official receipts or other satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, Tenant shall pay such installments during the Term hereof as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. Refunds of Impositions paid by Tenant shall be paid to or retained by Tenant. Landlord shall remit promptly to Tenant any refunds of Impositions received by Landlord. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Tenant will provide Landlord, upon request, with cost and depreciation records in its possession that are reasonably necessary for filing returns for any property classified as personal property. Tenant may, at Tenant's sole cost and expense, protest, appeal or institute such other proceedings as Tenant may deem appropriate to effect a reduction of Impositions, and Landlord shall cooperate with Tenant in such protest, appeal or other action. Tenant shall reimburse Landlord for Landlord's direct costs of cooperating with Tenant with respect to such protest, appeal or other action and shall indemnify, defend and hold Landlord harmless against any expense or loss as a result thereof. The foregoing shall not be construed as indemnifying Landlord against its own grossly negligent acts or omissions or willful misconduct.

     4.2 ADJUSTMENT OF IMPOSITIONS. Impositions imposed in respect of the tax-fiscal period during which the Term ends shall be adjusted and prorated between Landlord and Tenant, whether or not such Imposition is imposed before or after termination or expiration, and Tenant's obligation to pay their prorated share thereof, if the same becomes due after such termination or expiration, shall survive such termination or expiration.

     4.3 UTILITY CHARGES. Tenant will pay or cause to be paid when due all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property during the Term.

     4.4 INSURANCE PREMIUMS. Tenant will pay or cause to be paid when due all premiums for the insurance coverage required to be maintained pursuant to
Article 13 during the Term.


                                    ARTICLE 5
                         NO TERMINATION, ABATEMENT, ETC.

     Except as otherwise specifically provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms and shall not take any action without the consent of Landlord to modify, surrender or terminate the same, and shall not seek or be entitled to any offset, deduction abatement, or counterclaim, or any deferral or reduction of Rent. The respective obligations of Landlord and Tenant shall not be affected by reason of (a) any damage to, or destruction of, the Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, except as expressly set forth herein; (b) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any portion thereof, or the interference with such use by any Person (other than Landlord or its employees or agents) or by reason of eviction by paramount title; (c) any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord, or (e) any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Tenant from any such obligations as a matter of law. Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (ii) except as otherwise specifically provided in this Lease, entitle Tenant to any reduction, suspension or deferral of the Rent or other sums payable by Tenant hereunder except and unless as otherwise specifically provided in this Lease.


                                    ARTICLE 6
                 OWNERSHIP OF LEASED PROPERTY; PERSONAL PROPERTY

     6.1 OWNERSHIP OF THE LEASED PROPERTY. Tenant acknowledges that the Leased Property is the property of Landlord and that Tenant has only the right to the possession and use of the Leased Property leased by it upon the terms and conditions of this Lease. Tenant will not (a) file any income tax return or other associated documents; (b) file any other document with or submit any document to any governmental body or authority; (c) enter into any written contractual arrangement with any Person; or (d) release any financial statements of Tenant, in each case that takes any position other than that, throughout the Term, Landlord is the owner of the Leased Property for federal, state and local income tax purposes and that this Lease is a "true lease".

     6.2 LANDLORD'S PERSONAL PROPERTY. Tenant shall, during the entire Term, maintain all of Landlord's Personal Property in good order, condition and repair as shall be necessary in order to operate the Facility for the Primary Intended Use in compliance with applicable licensure and certification requirements, applicable Legal Requirements and Insurance Requirements, and customary industry practice for the Primary Intended Use. If any of Landlord's Personal Property requires replacement in order to comply with the foregoing, Tenant shall replace it with other similar property of the same or better quality at Tenant's sole cost and expense; the Replaced Property shall no longer be Landlord's Personal Property; and the Replacement Property shall become part of Landlord's Personal Property. Tenant shall not permit or suffer Landlord's Personal Property to be subject to any lien, charge, encumbrance, financing statement or contract of sale or the like, except for any purchase money security interest or equipment or Landlord's interest expressly approved in advance, in writing, by Landlord. At the expiration or earlier termination of this Lease, all of Landlord's Personal Property shall be surrendered to Landlord with the Leased Property in the condition required by Section 9.1.6 hereof.

     6.3 TENANT'S PERSONAL PROPERTY. Tenant shall provide and maintain, during the entire Term, such Personal Property, in addition to Landlord's Personal Property, as shall be necessary and appropriate in order to operate the Facility for its Primary Intended Use in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. Upon the expiration or earlier termination of this Lease, without the payment of any additional consideration by Landlord, Tenant shall be deemed to have sold, assigned, transferred and conveyed to Landlord all of Tenant's right, title and interest in and to any of the respective Tenant's Personal Property that is integral to the use of the Facility for its Primary Intended Use, and shall, upon Landlord's request, execute and deliver to Landlord a bill of sale with respect thereto, and without Landlord's prior written consent Tenant shall not remove the same from the Leased Property. Any of Tenant's Personal Property that is not integral to the use of the Facility at such time may be removed by Tenant, and, if not removed within thirty (30) days following the expiration or earlier termination of this Lease, shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without giving notice thereof to Tenant and without any payment to Tenant or any obligation to account therefor. Tenant will, at its expense, repair all damage to the Leased Property that is caused by the removal of any of Tenant's Personal Property, whether effected by Tenant or Landlord.

     6.4 GRANT OF SECURITY INTEREST IN TENANT'S PERSONAL PROPERTY; RESTRICTION ON OTHER LIENS. Tenant has concurrently granted to Landlord a security interest in Tenant's Personal Property upon the terms set forth in the Security Agreement. Without Landlord's consent, Tenant shall not permit or suffer Tenant's Personal Property to be subject to any lien, charge, encumbrance, financing statement or contract of sale other than to secure Permitted Debt.


                                    ARTICLE 7
                      CONDITION AND USE OF LEASED PROPERTY

     7.1 CONDITION OF THE LEASED PROPERTY. Tenant acknowledges that Tenant has examined and otherwise has knowledge of the condition of the Leased Property leased by it prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Tenant is leasing the applicable Leased Property "as is" in its condition on the Commencement Date. Tenant waives any claim or action against Landlord in respect of the condition of the Leased Property being leased by it. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE, OR OTHERWISE AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY TENANT AND IS SATISFACTORY TO TENANT. TENANT FURTHER ACKNOWLEDGES THAT, ON AND AFTER THE COMMENCEMENT DATE AND THROUGHOUT THE TERM, TENANT IS SOLELY RESPONSIBLE FOR THE CONDITION OF THE LEASED PROPERTY.

     7.2 USE OF THE LEASED PROPERTY.

          7.2.1 Subject to the exceptions in clause (f) of the definition of "Event of Default" in Article 2 hereof, throughout the Term, Tenant shall continuously use the Leased Property leased by it for the Primary Intended Use and for such other uses as may be necessary or incidental thereto, and no Tenant shall use any Leased Property or any portion thereof for any other use without the prior written consent of Landlord. No use shall be made or permitted to be made of, or allowed in, any Leased Property, and no acts shall be done, which will cause the cancellation of, or be prohibited by, any insurance policy covering any Leased Property or any part thereof.

          7.2.2 Tenant agrees that the Leased Property leased by it and Tenant's Personal Property shall not be used for any unlawful purpose, nor shall Tenant commit or suffer any waste on the Leased Property leased by it or cause or permit any nuisance thereon.

          7.2.3 Tenant shall not suffer or permit the Leased Property, or any portion thereof, or Tenant's Personal Property to be used in such a manner as
(i) might reasonably tend to impair Landlord's (or Tenant's, as the case may be) title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public or of implied dedication of the Leased Property or any portion thereof.


                                    ARTICLE 8
                        LEGAL AND INSURANCE REQUIREMENTS

     8.1 COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS. Subject to Article 12, Tenant, at its expense, will promptly (i) comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property and Tenant's Personal Property, whether or not compliance therewith requires structural changes in any of the Leased Improvements (which structural changes shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed) or interferes with or prevents the use and enjoyment of the Leased Property, and (ii) procure, maintain and comply with all licenses, certificates of need, provider agreements and other authorizations required for the use of the Leased Property and Tenant's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

     8.2 LEGAL REQUIREMENT COVENANTS. Tenant's use, maintenance, operation and any alteration of the Leased Property shall at all times conform to all applicable local, state, and federal laws, ordinances, rules, and regulations (including but not limited to the Americans with Disabilities Act). The judgment of any court or administrative body of competent jurisdiction, or the decision of any arbitrator (final beyond any appeal) that Tenant has violated any such Legal Requirements or Insurance Requirements, shall be conclusive of that fact as between Landlord and Tenant.

     8.3 CERTAIN FINANCIAL AND OTHER COVENANTS.

          8.3.1 Certain Financial Covenants.

               8.3.1.1 Minimum Capital Expenditures. During the first Lease Year, Tenant shall make at least Three Hundred Dollars ($300.00) per-licensed-bed of Qualified Capital Expenditures, and thereafter throughout the Term, Tenant shall in each Lease Year make Qualified Capital Expenditures in such amount increased annually in proportion by the increase in the Cost of Living Index from the first day of the prior Lease Year to the first day of the current Lease Year. The amount of Qualified Capital Expenditures per-licensed-bed may never be less in any Lease Year than the amount established in the prior Lease Year.

               8.3.1.2 Permitted Debt. Except for Permitted Debt, Tenant shall not incur any Debt without the prior written consent of Landlord, which Landlord may withhold in its discretion.

               8.3.1.3 Cash Flow to Debt Service Requirement. At all times during the Term, Tenant shall maintain a ratio of Cash Flow from the Facility to Debt Service from the Facility at least equal to the Cash Flow to Debt Service Requirement.

     8.4 OTHER BUSINESSES. During the Term of this Lease, Tenant shall not, directly or indirectly, own, operate or manage any businesses other than health care businesses.


                                    ARTICLE 9
                      MAINTENANCE AND REPAIR; ENCROACHMENTS

     9.1 MAINTENANCE AND REPAIR.

          9.1.1 Tenant, at its expense, shall keep the Leased Property leased by it and all fixtures thereon and all landscaping, private roadways, sidewalks and curbs appurtenant thereto and which are under Tenant's control and Tenant's Personal Property in good order and repair (whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of the applicable Leased Property or any portion thereof, or any cause whatever except the failure of Landlord to make any payment or to perform any act expressly required under the Lease or the negligence or willful misconduct of Landlord), and, except as may be provided to the contrary in Article 14, with reasonable promptness, make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise).

          9.1.2 Tenant shall do or cause others to do all shoring of the Leased Property leased by it or adjoining property (whether or not owned by Landlord) or of the foundations and walls of the Leased Improvements, and every other act necessary or appropriate for the preservation and safety thereof, by reason of or in connection with any subsidence, settling or excavation or other building operation upon the Leased Property leased by it or adjoining property, whether or not Tenant or Landlord shall, by any Legal Requirements, be required to take such action or be liable for the failure to do so; provided, however, that such shoring and any other material acts shall be subject to the prior written consent of Landlord, which shall not unreasonably be withheld or delayed. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work, and, subject to the provisions of paragraph 9.1.6, where, by reason of age or condition, such repairs cannot be made to the quality of the original work, the property to be repaired shall be replaced.

          9.1.3 Landlord shall not under any circumstances be required to build or rebuild any improvements on the Leased Property or on any property appurtenant thereto, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or upon any adjoining property, whether to provide lateral or other support for the Leased Property or abate a nuisance affecting the Leased Property, or otherwise, or to make any expenditure whatsoever with respect thereto, in connection with the Lease, or to maintain the Leased Property in any way. Tenant hereby waives, to the extent permitted by law, any right provided by law, but not provided by the terms of this Lease, to make repairs at the expense of Landlord.

          9.1.4 Nothing contained in this Lease shall be construed as (a) constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, materialmen or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (b) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Landlord in the Leased Property or any portion thereof. Landlord shall have the right to give, record and post, as appropriate, notices of non-responsibility under any mechanics' and construction lien laws now or hereafter existing.

          9.1.5 Tenant shall, from time to time as and when needed, replace with Replacement Property any of the Fixtures or Personal Property which shall have
(a) become worn out, obsolete or unusable for the purpose for which it is intended (if such Fixtures or Personal Property continues to be necessary), (b) been the subject of a Taking (in which event

Tenant shall be entitled to that portion of any Award made therefor), or (c) been lost, stolen or damaged or destroyed; provided, however, that the Replacement Property shall (i) be in good operating condition, (ii) be of a quality reasonably equivalent to that of the Replaced Property and (iii) be suitable for a use which is the same or similar to that of the Replaced Property. Tenant shall repair at its sole cost and expense all damage to the applicable Leased Property caused by the removal of Replaced Property or other personal property of Tenant or the installation of Replacement Property. All Replacement Property shall become the property of Landlord and shall become Fixtures or Landlord's Personal Property, as the case may be, to the same extent as the Replaced Property had been. Upon Landlord's written request Tenant shall with reasonable promptness cause to be executed and delivered to Landlord an invoice, bill of sale or other appropriate instrument evidencing the transfer or assignment to Landlord of all estate, right, title and interest (other than the leasehold estate created hereby) of Tenant or any other Person in and to any Replacement Property the cost of which exceeds Twenty Five Thousand Dollars ($25,000), free from all liens and other exceptions to title, and Tenant shall pay all taxes, fees, costs and other expenses that may become payable as a result thereof.

          9.1.6 Upon the expiration or earlier termination of the Term, Tenant shall vacate and surrender the Leased Property leased by it to Landlord as a fully equipped, licensed health care facility, with all equipment required by the laws of the State of Idaho to maintain its then current license, and shall assign and transfer to Landlord (or to another Person designated by Landlord) the Facility Trade Names, local telephone numbers, local electronic mail and "Internet" addresses, if any, under which the Facility is then conducting business, and all Facility-specific licenses, permits and rights to do business of every kind (subject to such governmental approvals as may be required), patient admission agreements and records, supplier and operator contracts, a copy of all then-current data maintained by Tenant in writing or recorded on computer media with respect to the business of the Facility and all computer software necessary to access and manipulate such data. Tenant shall not be required to transfer proprietary software to Landlord, but shall cause the data it is to transfer to Landlord to be transferred to Landlord, without charge. At the expiration of the Term or the sooner termination of this Lease, the Leased Property, including all Leased Improvements, Fixtures and Landlord's Personal Property, shall be returned to Landlord in good operating condition, ordinary wear and tear, Taking and casualty damage that Tenant is not required by this Lease to repair or restore, excepted, and except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease. Notwithstanding anything to the contrary in this Lease, not more than fifty percent (50%) of the value of the Personal Property returned to Landlord as required herein may at the time of such return be subject to Purchase Money Financing, and at the time of such return Tenant shall assign to Landlord all of its right, title and interest in and to such any and all documents evidencing such Purchase Money Financing.

     9.2 ENCROACHMENTS, RESTRICTIONS, ETC. Except in the case of Permitted Encumbrances, if any of the Leased Improvements (other than as existing on the Commencement Date), at any time encroaches in a material adverse manner upon any property, street or right-of-way adjacent to the Leased Property, or materially violates the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property or any part thereof, or materially impairs the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Landlord or at the behest of any person legitimately affected by any such encroachment, violation or impairment, Tenant shall, at its expense, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, or (b) make such changes to the Leased Improvements, and take such other actions, as are reasonably practicable, to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the applicable Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Property for the Primary Intended Use substantially in the manner and to the extent the Leased Property was operated prior to the assertion of such violation, impairment or encroachment.


                                   ARTICLE 10
                            ALTERATIONS AND ADDITIONS

     10.1 CONSTRUCTION OF ALTERATIONS AND ADDITIONS TO THE LEASED PROPERTY. Tenant shall not make or permit to be made any alterations, improvements or additions of or to the Leased Property leased by it or any part thereof, other than non-structural alterations having no material effect on the roof, foundation, utility systems or structure, unless and until Tenant has caused plans and specifications therefor to have been prepared, at Tenant's expense, by a licensed architect and submitted to Landlord at least thirty (30) days (ninety
(90) days, if such alterations, improvements or additions are reasonably estimated to cost more than the Approval Threshold) in advance of the commencement of construction, and has obtained Landlord's written approval thereof. Landlord shall have the right to require that, prior to the commencement of construction of any alterations, improvements or additions as to which its approval is required hereunder, Tenant also provide Landlord with reasonable assurance of the payment of the cost thereof and, if the cost thereof is in excess of the Approval Threshold, Tenant shall comply with Landlord's requirements with respect to the periodic delivery of lien waivers and evidence of payment for such cost. If such approval is granted, Tenant shall cause the work described in such approved plans and specifications to be performed, at its expense, promptly, and in a good, workerlike manner by licensed contractors and in compliance with applicable governmental and Insurance Requirements and Legal Requirements and the standards set forth in this Lease, which improvements shall in any event constitute a complete architectural unit (if applicable) in keeping with the character of the Leased Property and the area in which the Leased Property is located and which will not diminish the value of the Leased Property or change the Primary Intended Use of the Leased Property. Tenant shall be responsible for the completion of such improvements in accordance with the plans and specifications approved by Landlord, and shall promptly correct any failure with respect thereto. Each and every such improvement, alteration or addition shall immediately become a part of the Leased Property and shall belong to Landlord subject to the terms and conditions of this Lease. Tenant shall not have any claim against Landlord at any time in respect of the cost or value of any such improvement, alteration or addition. There shall be no adjustment in the Base Rent by reason of any such improvement, alteration or addition, unless such improvement, alteration or addition is financed by Landlord. With Landlord's consent, expenditures made by a Tenant pursuant to this Article 10 may be included as capital expenditures for purposes of inclusion in the capital expenditures budget for the Facility and for measuring compliance with the obligations of Tenant set forth in Section 8.3.1.1 hereof.

     10.2 ASBESTOS REMOVAL FOR ALTERATIONS AND ADDITIONS. In connection with any alteration other than removal pursuant to the Escrow Agreement which involves the removal, demolition or disturbance of any asbestos-containing material, Tenant shall cause to be prepared at its expense a full asbestos assessment applicable to such alteration, and shall carry out such asbestos monitoring and maintenance program as shall reasonably be required thereafter in light of the results of such assessment.


                                   ARTICLE 11
                                REMOVAL OF LIENS

     Without the consent of Landlord, and except as expressly provided elsewhere herein, Tenant shall not directly or indirectly create or allow to remain, and within thirty (30) business days after notice thereof shall promptly discharge at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property, and any attachment, levy, claim or encumbrance in respect of the Rent, excluding (a) Permitted Encumbrances, (b) Mechanics Liens for sums not yet due, (c) liens created by the acts or omissions of Landlord, and (d) Mechanics Liens which Tenant is contesting (provided that the aggregate amount of such contested liens shall not exceed one month's Base Rent.


                                   ARTICLE 12
                       CONTEST OF LEGAL REQUIREMENTS, ETC.

     12.1 PERMITTED CONTESTS. Tenant, on its own or on Landlord's behalf (or in Landlord's name), but at Tenant's sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of any Imposition, Legal Requirement, Insurance Requirement or Claim not otherwise permitted by Article 11, but this shall not be deemed or construed in any way as relieving, modifying or extending Tenant's covenants to pay or to cause to be paid any such charges at the time and in the manner as in this Lease provided, nor shall any such legal proceedings operate to relieve Tenant from its obligations hereunder and or cause the sale of the Leased Property, or any part thereof, to satisfy the same or cause Landlord or Tenant to be in default under any Encumbrance or in violation of any Legal Requirements or Insurance Requirements upon the Leased Property or any interest therein. Upon request of Landlord, if the claim exceeds the

Approval Threshold, Tenant shall either (a) provide a bond, letter of credit or other assurance reasonably satisfactory to Landlord that all Claims, together with interest and penalties, if any, thereon, will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company selected by Landlord as trustee, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith, and all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Tenant shall furnish Landlord and any lender to Landlord and any other party entitled to assert or enforce any Legal Requirements or Insurance Requirements with evidence of such deposit within five (5) days of the same. Landlord agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Landlord shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings; and Tenant covenants to indemnify and save harmless Landlord from any such costs or expenses, including but not limited to attorney's fees incurred in any arbitration proceeding, trial, appeal and post-judgment enforcement proceedings. Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord and for which Landlord has been fully reimbursed. If Tenant fails to pay or satisfy the requirements or conditions of any Claims when finally determined to be due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Landlord may, upon thirty (30) days advance written Notice to Tenant, pay such charges or satisfy such claims together with any interest and penalties and the same (or the cost thereof) shall be repayable by Tenant to Landlord forthwith as Additional Charges. If Landlord reasonably determines that a shorter period is necessary in order to prevent loss to the Leased Property or avoid damage to Landlord, then Landlord shall give such written Notice as is practical under the circumstances.

     12.2 LANDLORD'S REQUIREMENT FOR DEPOSITS. Upon and at any time after an Event of Default, and regardless of whether or not Tenant subsequently cures such Event of Default, Landlord, in its sole discretion, shall be entitled to require Tenant to pay monthly a pro rata portion of the amounts required to comply with the Insurance Requirements, any Imposition and any Legal Requirements, and when such obligations become due, Landlord shall pay them (to the extent of the deposit) upon Notice from Tenant requesting such payment. If sufficient funds have not been deposited to cover the amount of the obligations due at least thirty (30) days in advance of the due date, Tenant shall forthwith deposit the same with Landlord upon written request from Landlord. Landlord shall not commingle such deposited funds with its other funds, and Tenant shall be entitled to any interest paid on any deposit so held by Landlord unless and except to the extent that Landlord, having the right to do so by the terms of this Lease, applies such interest to Tenant's obligations hereunder. Upon an Event of Default under this Lease, any of the funds remaining on deposit may be applied under this Lease, in any manner and on such priority as is determined by Landlord and after five (5) days Notice to Tenant.

                                   ARTICLE 13
                                    INSURANCE

     13.1 GENERAL INSURANCE REQUIREMENTS. During the Term, Tenant shall at all times keep the Leased Property leased by it, and all property located in or on the Leased Property, including all Personal Property, insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the State of Idaho. All such policies provided and maintained during the Term shall be written by companies having a rating classification of not less than "A-" and a financial size category of "Class X," according to the then most recent issue of Best's Key Rating Guide. The policies (other than Workers' Compensation policies) shall name Landlord as an additional insured. Losses shall be payable to Landlord and Tenant and disbursed as provided in Article 14. Tenant shall pay when due all of the premiums for the insurance required hereunder, and deliver certificates thereof (in form and substance reasonably satisfactory to Landlord) to Landlord prior to their effective date, or, with respect to any renewal policy, prior to the expiration of the existing policy. In the event of the failure of Tenant either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such certificates thereof to Landlord at the times required, Landlord shall be entitled, but shall have no obliga tion, to effect such insurance and pay the premiums therefor when due, which premiums shall be repayable to Landlord upon written demand therefor as Rent, and failure to repay the same within thirty (30) days after Notice shall constitute an Event of Default. The policies on the Leased Property, including the Leased Improvements and Fixtures, and on the Personal Property, shall insure against the following risks:

          13.1.1 Loss or damage by fire, vandalism and malicious mischief, earthquake (if available at commercially reasonable rates) and extended coverage perils commonly known as "Special Risk," and all physical loss perils normally included in such Special Risk insurance, including but not limited to sprinkler leakage, in an amount not less than ninety percent (90%) of the then full replacement cost thereof (as defined in Section 13.2 hereof);

          13.1.2 Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility;

          13.1.3 Loss of rental included in a business income or rental value insurance policy covering risk of loss during reconstruction necessitated by the occurrence of any of the hazards described in Sections 13.1.1 or 13.1.2 hereof (but in no event for a period of less than twelve (12) months) in an amount sufficient to prevent either Landlord or Tenant from becoming a co-insurer;

          13.1.4 Claims for personal injury or property damage under a policy of commercial general public liability insurance with a combined single limit per occurrence in respect of bodily injury and death and property damage of One Million Dollars ($1,000,000), and an aggregate limitation of Three Million Dollars ($3,000,000), which insurance shall include contractual liability insurance;

          13.1.5 Claims arising out of professional malpractice in an amount not less than One Million Dollars ($1,000,000) for each person and for each occurrence and an aggregate limit of Three Million Dollars ($3,000,000);

          13.1.6 Flood (if Leased Property is located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area;

          13.1.7 During such time as Tenant is constructing any improvements, Tenant, at its sole cost and expense, shall carry or cause to be carried (a) workers' compensation insurance and employers' liability insurance covering all persons employed in connection with the improvements in statutory limits, (b) a completed operations endorsement to the commercial general liability insurance policy referred to above, and (c) builder's risk insurance, completed value form, covering all physical loss, in an amount and subject to policy conditions reasonably satisfactory to Landlord;

          13.1.8 Tenant shall procure, and at all times during the Term of this Lease shall maintain, a policy of primary automobile liability insurance with limits of One Million Dollars ($1,000,000) per occurrence for owned and non-owned and hired vehicles; and

          13.1.9 If Tenant chooses to carry umbrella liability coverage to obtain the limits of liability required hereunder, all such policies must cover in the same manner as the primary commercial general liability policy and must contain no additional exclusions or limitations materially different from those of the primary policy.

     13.2 REPLACEMENT COST. The term "full replacement cost" means the actual replacement cost of the Leased Improvements, Fixtures and Landlord's Personal Property, including an increased cost of construction endorsement, less exclusions provided in the standard form of fire insurance policy. In all events, full replacement cost shall be an amount sufficient that neither Landlord nor Tenant is deemed to be a co-insurer of the Leased Property. If Landlord in good faith believes that full replacement cost (the then replacement cost less such exclusions) of the Leased Property has increased at any time during the Term, it shall have the right, upon Notice to Tenant, to have such full replacement cost reasonably redetermined by an Impartial Appraiser. The determination of the Impartial Appraiser shall be final and binding on Landlord and Tenant, and Tenant shall forthwith adjust the amount of the insurance carried pursuant to this Section, as the case may be, to the amount so determined by the Impartial Appraiser. Landlord and Tenant shall each pay one-half of the fee, if any, of the Impartial Appraiser.

     13.3 WORKER'S COMPENSATION INSURANCE. Tenant shall at all times maintain workers' compensation insurance coverage for all persons employed by Tenant on the Leased Property to the extent required under and in accordance with applicable law.

     13.4 WAIVER OF LIABILITY; WAIVER OF SUBROGATION. Landlord shall have no liability to Tenant, and, provided Tenant carries the insurance required by this Lease, Tenant shall have no liability to Landlord, regardless of the cause, for any loss or expense resulting from or in connection with damage to or the destruction or other loss of the Leased Property or Tenant's Personal Property, and no party will have any right or claim against the other for any such loss or expense by way of subrogation. Each insurance policy carried by Landlord or Tenant covering the Leased Property and Tenant's Personal Property, including without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer, if such a waiver is commercially available. Tenant shall pay any additional costs or charges for obtaining such waivers.

     13.5 OTHER REQUIREMENTS. The form of all of the policies of insurance referred to in this Article shall be the standard forms issued by the respective insurers meeting the specific requirements of this Lease. The property loss insurance policy shall contain a Replacement Cost Endorsement. If Tenant obtains and maintains the professional malpractice insurance described in Section 13.1.5 hereof on a "claims-made" basis, Tenant shall provide continuous liability coverage for claims arising during the Term either by obtaining an endorsement providing for an extended reporting period reasonably acceptable to Landlord in the event such policy is canceled or not renewed for any reason whatsoever, or by obtaining "tail" insurance coverage converting the policies to "occurrence" basis policies providing coverage for a period of at least three (3) years beyond the expiration of the Term. Tenant shall cause each insurer mentioned in this Article 13 to agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Landlord, that it will give to Landlord at least thirty (30) days' written notice before the policy or policies in question shall be materially altered or canceled. If requested by Landlord, and if available at a commercially reasonable cost, all public liability and property damage insurance shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss, damage, or injury to Landlord, its servants, agents and employees by reason of the negligence of Tenant or Landlord.

     13.6 INCREASE IN LIMITS. If, from time to time after the Commencement Date, Landlord determines in the exercise of its reasonable business judgment that the limits of the personal injury or property damage - public liability insurance then carried are insufficient, Landlord may give Tenant Notice of acceptable limits for the insurance to be carried, which limits shall be reasonable in light of the limits required by Landlord of other of its borrowers and Tenant with respect to similar portfolios at such time; and the insurance shall thereafter be carried with limits as prescribed by Landlord until further increase pursuant to the provisions of this Section.

     13.7 BLANKET POLICY. Notwithstanding anything to the contrary contained in this Article 13, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that the coverage afforded Landlord will not be reduced or diminished or otherwise be materially different from that which would exist under a separate policy meeting all other requirements hereof by reason of the use of the blanket policy, and provided further that the requirements of this Article 13 are otherwise satisfied, and provided further that Tenant maintain specific allocations acceptable to Landlord.

     13.8 NO SEPARATE INSURANCE.

          13.8.1 Tenant shall not, on its own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, to be furnished by, or which may reasonably be required to be furnished by, Tenant, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Landlord, are included therein as additional insureds, and the loss is payable under said insurance in the same manner as losses are payable under this Lease.

          13.8.2 Nothing herein shall prohibit Tenant from (a) securing insurance required to be carried hereby with higher limits of liability than required in this Lease, (b) securing umbrella policies or (c) insuring against risks not required to be insured pursuant to this Lease, and as to such insurance, Landlord need not be included therein as an additional insured, nor must the loss thereunder be payable in the same manner as losses are payable under this Lease. Tenant shall immediately notify Landlord of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance.


                                   ARTICLE 14
                                  CASUALTY LOSS

     14.1 INSURANCE PROCEEDS. All Net Proceeds payable under any risk policy of insurance required by Article 13 of this Lease, whether or not paid directly to Landlord and/or Tenant, shall promptly be deposited with or paid over to an insurance company, title insurance company or other financial institution reasonably selected by Landlord and disbursed as provided in this Lease. If the Net Proceeds are equal to or less than the Approval Threshold, and if no Event of Default has occurred and is continuing, the Net Proceeds shall be paid to Tenant promptly upon Tenant's completion of any restoration or repair, as the case may be, of any damage to or destruction of the Leased Property or any portion thereof. If the Net Proceeds exceed the Approval Threshold, and if no Event of Default has occurred and is continuing, the Net Proceeds shall be made available for restoration or repair, as the case may be, of any damage to or destruction of the Leased Property or any portion thereof as provided in Section 14.10 hereof; provided, however, that, within fifteen (15) days of the receipt of the Net Proceeds, Landlord and Tenant shall agree as to the portion thereof attributable to the Personal Property (and failing such shall submit the matter to arbitration pursuant to the provisions of this Lease) and those Net Proceeds which the parties agree are payable by reason of any loss or damage to any of Tenant's Personal Property shall be disbursed to Tenant.

     14.2 RESTORATION IN THE EVENT OF DAMAGE OR DESTRUCTION.

          14.2.1 If any Leased Improvements are totally or partially damaged or destroyed and the Facility thereon is thereby rendered Unsuitable for its Primary Intended Use, Tenant shall give Landlord Notice of such damage or destruction within fifteen (15) Business Days of the occurrence thereof. Within ninety (90) days of such occurrence, Tenant shall commence and thereafter diligently proceed to complete the restoration of the damaged or destroyed Leased Improvements to substantially the same (or better) condition as that which existed immediately prior to such damage or destruction.

          14.2.2 If any Leased Improvements are totally or partially damaged or destroyed, but the Facility thereon is not thereby rendered Unsuitable for its Primary Intended Use, Tenant shall give Landlord Notice of such damage or destruction within fifteen (15) Business Days of the occurrence thereof, and, within ninety (90) days of the occurrence, Tenant shall commence and thereafter diligently proceed to restore the Leased Improvements within the Reconstruction Period to substantially the same (or better) condition as that which existed immediately prior to such damage or destruction.

          14.2.3 No such damage or destruction shall terminate this Lease as to the Facility; provided, however, that if Tenant, after diligent effort, cannot within a reasonable time obtain all necessary government approvals, including building permits, licenses, conditional use permits and any certificates of need, in order to be able to perform all required repair and restoration work and thereafter to operate the Leased Improvements for the Primary Intended Use thereof in substantially the same manner as that existing immediately prior to such damage or destruction, Tenant shall purchase the Facility or Leased Property on which the damaged or destroyed Leased Improvements are located for the Facility Purchase Price, which shall be determined as of the day of the damage or destruction.

     14.3 INTENTIONALLY OMITTED.

     14.4 TENANT'S PERSONAL PROPERTY. All insurance proceeds payable by reason of any loss of or damage to any of Tenant's Personal Property shall be paid to Tenant.

     14.5 RESTORATION OF TENANT'S PROPERTY. If Tenant is required to restore the Leased Property as provided in Section 14.2 hereof, Tenant shall also restore or replace all alterations and improvements made by Tenant and all of the Personal Property, to the extent required to maintain the then current license of the Leased Property.

     14.6 NO ABATEMENT OF RENT. Except if the Facility or Leased Property is purchased by Tenant pursuant to this Article 14, as to which this Lease shall terminate upon the closing of such purchase, this Lease shall remain in full force and effect and Tenant's obligation to pay Rent shall continue without abatement during any period required for repair and restoration.

     14.7 CONSEQUENCES OF PURCHASE OF DAMAGED LEASED PROPERTY. If Tenant purchases the damaged Facility or Leased Property pursuant to the provisions of this Article 14, this Lease shall terminate upon payment of the price set forth herein, Landlord shall remit to Tenant any and all Net Proceeds pertaining to the purchased Leased Property being held by Landlord.

     14.8 DAMAGE NEAR END OF TERM.  Notwithstanding  any  provisions  of Section
14.2 hereof, if damage to or destruction of any Leased Improvements occurs during the last twelve (12) months of the Term of this Lease, and if, as reasonably estimated by a qualified construction consultant selected by Tenant and approved by Landlord (which approval shall not unreasonably be withheld), such damage or destruction cannot be fully repaired and restored within six (6) months immediately following the date of loss, then Tenant shall have the option, which Tenant shall exercise by written notice to Landlord within thirty
(30) days of such damage or destruction, to (a) restore the damaged Facility or Leased Property within such six (6) month period, or (b) to purchase the Facility or Leased Property on which the damaged or destroyed Leased Improvements are located from Landlord, within sixty (60) days following the date of the damage or destruction, for the Facility Purchase Price, which shall be determined as of the day prior to the date of the damage or destruction.

         14.9 WAIVER. Except as specifically provided elsewhere herein, Tenant hereby waives any statutory or common law rights of termination which may arise by reason of any damage to or destruction of any Facility.

         14.10 PROCEDURE FOR DISBURSEMENT OF INSURANCE PROCEEDS GREATER THAN THE APPROVAL THRESHOLD. If Tenant restores or repairs the damaged Facility or Leased Property pursuant to any Subsection of this Article 14 and if the Net Proceeds exceed the Approval Threshold, the restoration or repair shall be performed in accordance with the following procedures:

               (a) The restoration or repair work shall be done pursuant to plans and specifications approved by Landlord (not to be unreasonably withheld or delayed), and Tenant shall cause to be prepared and presented to Landlord a certified construction statement, reasonably acceptable to Landlord, showing the total estimated cost of the restoration or repair.

               (b) The Construction Funds shall be made available to Tenant as the restoration and repair work progresses pursuant to certificates of an architect selected by Tenant that in the reasonable judgment of Landlord is qualified in the design and construction of health care facilities, or of the type of property for which the repair work is being done.

               (c) There shall be delivered to Landlord, with such certificates, sworn statements and lien waivers from the general contractor and major subcontractors (i.e., those having contracts of One Hundred Thousand Dollars ($100,000.00) or more), in the form customary for the State of Idaho, in an amount at least equal to the amount of Construction Funds to be paid out to Tenant pursuant to each architect's certificate and dated as of the date of the disbursement to which they relate.

               (d) There shall be delivered to Landlord such other evidence as Landlord may reasonably request, from time to time, during the restoration and repair, as to the progress of the work, compliance with the approved plans and specifications, the cost of restoration and repair and the total amount needed to complete the restoration and repair.

               (e) There shall be delivered to Landlord such other evidence as Landlord may reasonably request, from time to time, showing that there are no liens against the Leased Property arising in connection with the restoration and repair and that the cost of the restoration and repair at least equals the total amount of Construction Funds then disbursed to Tenant hereunder.

               (f) If the Construction Funds are at any time determined by Landlord not to be adequate for completion of the restoration and repair, Tenant shall demonstrate to Landlord, upon request, that Tenant has sufficient funds available to cover the difference, and shall disburse such funds pari passu with the Construction Funds.

               (g) The Construction Funds may be disbursed by the depository thereof to Tenant or, at Tenant's direction, to the persons entitled to receive payment thereof from Tenant, and such disbursement in either case may, at Landlord's discretion, reasonably exercised, be made directly or through a third party escrow agent, such as, but not limited to, a title insurance company, or its agent. Provided no Event of Default has occurred and is continuing, any excess Construction Funds shall be paid to Tenant upon completion of the restoration or repair.

               (h) If Tenant at any time fails to promptly and fully perform the conditions and covenants set out in subparagraphs (a) through (f) hereof, and the failure is not corrected within thirty (30) days of written Notice thereof, or if during the restoration or repair an Event of Default occurs hereunder, Landlord may, at its option, immediately cease making any further payments to Tenant for the restoration and repair.

               (i) Landlord may reimburse itself out of the Construction Fund for its reasonable and documented expenses of consultants, attorneys and its employee-inspectors incurred in administering the Construction Funds as hereinbefore provided.


                                   ARTICLE 15
                                     TAKINGS

     15.1 TOTAL TAKING. If title to the fee of the whole of the Facility or Leased Property shall be acquired by any Condemnor as the result of a Taking, this Lease shall cease and terminate as to the Facility or Leased Property as of the Date of Taking by said Condemnor, and the Base Rent payable by Tenant hereunder shall be reduced, as of the date the Lease shall have been so terminated as to such Facility or Leased Property, by the Facility Rental Value of the Facility taken.

     15.2 ALLOCATION OF PORTION OF AWARD. The Award made with respect to the Taking of all or any portion of the Leased Property or for loss of rent shall be the property of and payable to Landlord up to the sum of (a) all costs and expenses reasonably incurred and documented by Landlord in connection with the Taking, (b) any loss of Rent suffered by Landlord as a result of the Taking (except for any Rent accruing after the completion of a purchase by Tenant of the affected Facility upon a Partial Taking as hereinafter provided) and (c) in the case of a Taking of the entire Facility, the Facility Purchase Price as of the time possession is delivered to the Condemnor. To the extent that the laws of the State of Idaho permit Tenant to make a claim for Tenant's leasehold interest, moving expenses, loss of goodwill or business, and Tenant's claim does not have the effect, directly or indirectly, of reducing Landlord's claim, Tenant shall have the right to pursue such claim in the Taking proceeding and shall be entitled to the Award therefor. In any Taking proceedings, Landlord and Tenant shall each seek its own Award, at its own expense.

     15.3 PARTIAL TAKING. In the event of a Partial Taking of the Facility, Tenant shall commence and diligently proceed to restore the untaken portion of the Leased Improvements on the Leased Property so that such Leased Improvements shall constitute a complete architectural unit (if applicable) of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to such Partial Taking; provided, however, that if a Partial Taking renders the Facility Unsuitable for Its Primary Intended Use, Tenant shall have the right, exercisable by written notice to Landlord within thirty (30) days after such Partial Taking is final without appeal permitted, and before the Condemnor takes possession, to purchase the Facility for the Facility Purchase Price, which purchase shall be completed within sixty (60) days of such notice. Landlord shall contribute to the cost of restoration, or if Tenant elects to purchase the Facility, Landlord shall pay over to Tenant, any Award payable to Landlord for such Partial Taking; provided, however, that the amount of such contribution shall not exceed the cost of restoration. If (a) Tenant elects to restore the Facility, (b) no Event of Default is then continuing and (c) the

Award is equal to or less than the Approval Threshold, then Landlord's contribution shall be made to Tenant prior to the commencement of the restoration. If (a) Tenant elects to restore the Facility, (b) no Event of Default is then continuing and (c) the Award is more than the Approval Threshold, then Landlord shall make the Award available to Tenant in the manner provided in Section 14.10 hereof for insurance proceeds in excess of the Approval Threshold. The Base Rent shall be reduced by reason of such Partial Taking to an amount agreed upon by Landlord and Tenant, and if Landlord and Tenant cannot agree upon a new Base Rent, the new Base Rent amount shall be equal to the Base Rent prior to the Partial Taking, reduced in proportion to the reduction in the Fair Rental Value of the Facility or Leased Property resulting from the Partial Taking.

     15.4  TEMPORARY  TAKING.  In the event of a temporary  Taking of the Leased
Property or any part thereof that is for a period of less than six (6) months, this Lease shall not terminate with respect to the Leased Property, and the entire amount of any Award therefor shall be paid to Tenant. Upon the cessation of any such Taking of less than six (6) months, Tenant shall restore the Leased Property as nearly as may be reasonably possible to the condition existing immediately prior to such Taking. If any such Taking continues for six (6) months or more, such Taking shall be considered a Taking governed by Sections
15.1 through 15.3 hereof, and the parties shall have the rights provided thereunder.


                                   ARTICLE 16
                        CONSEQUENCES OF EVENTS OF DEFAULT

     16.1 EVENTS OF DEFAULT. Upon the occurrence of an Event of Default, Landlord shall have the rights and remedies hereinafter provided (provided, however, that if an Event of Default is cured prior to the exercise of any remedies by Landlord, it shall cease to be such for purposes of this Lease).

     16.2 LANDLORD'S RIGHTS UPON TENANT'S DEFAULT. If an Event of Default occurs with respect to this Lease, Landlord may terminate this Lease by giving Tenant Notice, whereupon as provided herein, the Term of this Lease shall terminate and all rights of Tenant hereunder shall cease. The Notice provided for herein shall be in lieu of, and not in addition to, any notice required by the laws of the State of Idaho as a condition to bringing an action for possession of the Leased Property or to recover damages under this Lease. In addition thereto, Landlord shall have all rights at law and in equity available as a result of Tenant's breach.

     16.3 LIABILITY FOR COSTS AND EXPENSES. Tenant will, to the extent permitted by law, be liable for the payment, as Additional Charges, of reasonable and documented costs of and expenses incurred by or on behalf of Landlord as a consequence of an Event of Default, including, without limitation, reasonable attorneys' fees (whether or not litigation is commenced, and if litigation is commenced, including fees and expenses incurred in appeals and post-judgment proceedings).

     16.4 CERTAIN REMEDIES. If an Event of Default has occurred, and whether or not this Lease has been terminated, Tenant shall, to the extent permitted by law, if required by Landlord so to do, immediately surrender to Landlord the Leased Property and quit the same, and Landlord may enter upon and repossess the respective Leased Property by legal process, and may remove Tenant and all other persons and any and all Personal Property from the Leased Property, subject to rights of any residents or patients and to any requirement of law.

     16.5 DAMAGES. None of (a) the termination of this Lease pursuant to Section
16.1 hereof, (b) the repossession of the Leased Property, (c) the failure of Landlord to relet the Leased Property, (d) the reletting of all or any portion thereof or (e) the failure of Landlord to collect or receive any rentals due upon any reletting shall relieve Tenant of its liability and obligations hereunder, all of which shall survive such termination, repossession or reletting. In the event of any termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the Leased Property to and including the date of the termination. At Landlord's option, as and for liquidated and agreed current damages for Tenant's default, Tenant shall also forthwith pay to Landlord:

     (i) the sum of:

          (A) the Worth at the Time of the Award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the aggregate Rental Value of the Leased Property for such period, and

          (B) the Worth at the Time of the Award of the amount by which the unpaid Rent for the balance of the Term after the time of the award exceeds the aggregate Rental Value of the Leased Property for such period, and

          (C) any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom; or

     (ii) without termination of Tenant's right to possession of the Leased Property, each installment of the Rent and other sums payable by Tenant to Landlord under this Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the Overdue Rate from the date when due until paid, and Landlord may enforce, by action or otherwise, any other term or covenant of this Lease.

     16.6 WAIVER. If this Lease is terminated pursuant to Section 16.2 hereof, Tenant waives the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

     16.7 APPLICATION OF FUNDS. Any payments received by Landlord during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of an Event of Default) shall be applied to Tenant's obligations in the order which Landlord may determine or as may be prescribed by the laws of the State of Idaho.


                                   ARTICLE 17
                    LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT

     If Tenant fails to make any payment or to perform any act required to be made or performed under this Lease, and fails to cure the same within the relevant time periods provided in the definition of Event of Default in Section
2.1 hereof or elsewhere in this Lease, Landlord may (but shall not be obligated to), after five (5) days' prior Notice to Tenant (except in an emergency), and without waiving or releasing any obligation of Tenant or any Event of Default, at any time thereafter make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon the Facility for such purpose and take all such action thereon as, in Landlord's sole opinion, may be necessary or appropriate therefor. However, if Landlord reasonably determines that the giving of such Notice as is provided for in this Article or elsewhere in this Lease would risk loss to the Leased Property or cause damage to Landlord, then Landlord will give such Notice as is practical under the circumstances. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with the late charge and interest provided for in Section 3.3 thereon from the date on which such sums or expenses are paid or incurred by Landlord, shall be paid by Tenant to Landlord on demand. The obligations of Tenant and rights of Landlord contained in this Article shall survive the expiration or earlier termination of this Lease.


                                   ARTICLE 18
                          CERTAIN ENVIRONMENTAL MATTERS

     18.1 PROHIBITION AGAINST USE OF HAZARDOUS SUBSTANCES. Tenant shall not permit, conduct or allow on the Leased Property the generation, introduction, presence, maintenance, use, receipt, acceptance, treatment, manufacture, production, installation, management, storage, disposal or release of any Hazardous Substance, except for those types and quantities of Hazardous Substances ordinarily associated with the operation of the Leased Property as it is being conducted on the date of this Lease and except in compliance with Environmental Laws; provided, however, that the asbestos-containing materials, the underground storage tanks and the other Hazardous Substances that currently are located in, on, under or about the

Leased Property, in each case as disclosed in the Environmental Audit delivered to Landlord prior to the date of this Lease, shall be permitted to remain in place.

     18.2 NOTICE OF ENVIRONMENTAL CLAIMS, ACTIONS OR CONTAMINATIONS. Tenant will notify Landlord, in writing, promptly upon learning of any existing, pending or threatened: (a) Regulatory Actions, (b) Contamination of the Leased Property,
(c) Third Party Claims or (d) violation of Environmental Law.

     18.3 COSTS OF REMEDIAL ACTIONS WITH RESPECT TO ENVIRONMENTAL MATTERS. If any investigation and/or Clean-Up of any Hazardous Substance or other environmental condition on, under, about or with respect to the Leased Property is required by any Environmental Law and by the terms of this Lease is within the scope of Tenant's responsibility, then Tenant shall complete, at its own expense, such investigation and/or Clean-Up or cause each person responsible for any of the foregoing to conduct such investigation and/or Clean-Up.

     18.4 DELIVERY OF ENVIRONMENTAL DOCUMENTS. If and to the extent not delivered to Landlord prior to the date of this Lease, Tenant shall deliver to Landlord complete copies of any and all Environmental Documents that may now be in, or at any time hereafter come into, the possession of Tenant.

     18.5 ENVIRONMENTAL AUDIT. At Landlord's expense, Tenant shall from time to time, but in no case more often than annually, after Landlord's request therefor, provide to Landlord an Environmental Audit with respect to the Leased Property. All tests and samplings in connection with an Environmental Audit shall be conducted using generally accepted and scientifically valid technology and methodologies. Tenant shall give the engineer or environmental consultant conducting the Environmental Audit reasonable access to the Leased Property and to all records in the possession of Tenant that may indicate the presence (whether current or past) or a Release or threatened Release of any Hazardous Substances on, in, under or about the Leased Property. Tenant shall also provide the engineer or environmental consultant an opportunity to interview such persons employed in connection with the Leased Property as the engineer or consultant deems appropriate. However, Landlord shall not be entitled to request such Environmental Audit from Tenant unless (a) there have been any material changes, modifications or additions to any Environmental Laws as applied to or affecting the Leased Property; (b) a significant change in the condition of the Leased Property has occurred; or (c) Landlord has another reasonable basis for requesting such certificate or certificates. If an Environmental Audit discloses the presence of Contamination at, or any noncompliance with Environmental Laws by, the Leased Property, Tenant shall immediately perform all of Tenant's obligations hereunder with respect to such Hazardous Substances or noncompliance.

     18.6 ENTRY ONTO LEASED PROPERTY FOR ENVIRONMENTAL MATTERS. If Tenant fails to provide to Landlord an Environmental Audit as contemplated by Section 18.5 hereof, Tenant shall permit Landlord from time to time, by its employees, agents, contractors or representatives, to enter upon the Leased Property for the purposes of conducting such

Investigations as Landlord may desire. Landlord and its employees, agents, contractors, consultants and/or representatives shall conduct any such Investigation in a manner which does not unreasonably interfere with Tenant's use of and operations on the Leased Property (however, reasonable temporary interference with such use and operations is permissible if the Investigation cannot otherwise be reasonably and inexpensively conducted). Other than in an emergency, Landlord shall provide Tenant with prior notice before entering the Leased Property to conduct such Investigation, and shall provide copies of any reports or results to Tenant, and Tenant shall cooperate fully in such Investigation.

     18.7 ENVIRONMENTAL MATTERS UPON TERMINATION OR EXPIRATION OF TERM OF THIS LEASE. Upon the termination or expiration of the Term of this Lease, Tenant shall cause the Leased Property to be delivered to Landlord free of all Contamination the removal of which is recommended by the Phase I Environmental Survey (or the equivalent at the time) completed by the engineering firm chosen by the parties or otherwise selected as provided below, and in compliance with all Environmental Laws with respect thereto. At any time during (a) the three hundred sixty-five (365) days prior to, or the sixty (60) days subsequent to, the expiration of the original Term hereof, if Tenant has not given the notice required by Section 1.4 hereof in order to renew the Term or by the terms hereof is not entitled to renew the Term, or, if the original Term has been renewed, at any time during (b) the three hundred sixty-five (365) days prior to, or the sixty (60) days subsequent to, the expiration of the First Renewal Term hereof, if Tenant has not given the notice required by Section 1.5 hereof in order to renew the Term or by the terms hereof is not entitled to renew the Term, or, if this Lease is terminated upon the occurrence of an Event of Default, during (c) the sixty (60) days after the effective date of such termination, Landlord may by written notice to Tenant specify a Cleanup to be undertaken by Tenant, and upon receipt of such notice Tenant shall forthwith begin and with reasonable diligence complete such Cleanup; provided, however, that if Tenant in good faith disputes the need for such Cleanup on the grounds that it is not required by any then applicable Environmental Laws, Tenant may by written notice to Landlord demand an Environmental Audit of the Leased Property. The Environmental Audit demanded by Tenant shall be performed by one of the engineering firms listed on Exhibit H hereto or, if no such firms exist at the time, by an engineering firm succeeding to the practice of one of such firms. The question of whether or not a Cleanup is required by an applicable Environmental Law, and, if so, the extent of such required Cleanup, shall be determined by the conclusions reached in the Environmental Audit conducted by the engineering firm so selected, and such determination shall be binding upon the parties. The cost of such Environmental Audit shall be borne by Landlord if the determination is that no Cleanup is required, or by Tenant if the determination is that a Cleanup is required. Tenant shall promptly at its expense complete any Cleanup determined by such process to be necessary.

     18.8 COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant shall comply with, and cause its agents, servants and employees to comply with Environmental Laws applicable to the Leased Property. Specifically, but without limitation:

          (a) Maintenance of Licenses and Permits. Tenant shall obtain and maintain all permits, certificates, licenses and other consents and approvals required by any applicable Environmental Law from time to time with respect to Tenant and the Leased Property leased by it;

          (b) Contamination. No Tenant shall cause, suffer or permit any Contamination in, on, under or about the Leased Property;

          (c) Clean-Up. If Contamination occurs in, on, under or about the Leased Property during the Term, Tenant promptly shall cause the Clean-Up and the removal of any Hazardous Substance, and in any such case such Clean-Up and removal of the Hazardous Substance shall be effected in strict compliance with and in accordance with the provisions of the applicable Environmental Laws;

          (d) Discharge of Lien. Within forty-five (45) days of the date on which Tenant becomes aware of any lien imposed against the Leased Property or any part thereof under any Environmental Law (or, in the event that under the applicable Environmental Law, Tenant is unable, acting diligently, to do so within forty-five (45) days, then within such period as is required for Tenant, acting diligently, to do so), Tenant shall cause such lien to be discharged by payment, bond or otherwise;

          (e) Notification of Landlord. Tenant shall notify Landlord in writing promptly upon receipt by Tenant of notice of any breach or violation of any environmental covenant or agreement; and

          (f) Requests, Orders and Notices. Promptly upon receipt of any written request, order or other notice relating to any Declaratory Action, Contamination, Third Party Claims or Leased Property under any Environmental Law concerning the Leased Property, Tenant shall forward a copy thereof to Landlord.

     18.9 ENVIRONMENTAL RELATED REMEDIES. If, subject to Tenant's right of contest as set forth in Section 12.1 hereof, Tenant fails to perform any of its covenants with respect to environmental matters and if such breach is not cured within any applicable notice and/or grace period or within an additional thirty
(30) days after Landlord gives Notice to Tenant, Landlord may do any one or more of the following (the exercise of one right or remedy hereunder not precluding the simultaneous or subsequent taking of any other right hereunder):

          (a) Cause a Clean-Up. Cause the Clean-Up of any Contamination on or under the Leased Property, or both, at Tenant's cost and expense; or

          (b) Payment of Regulatory Damages. Pay, on behalf of Tenant, any damages, costs, fines or penalties imposed on Tenant as a result of any Regulatory Actions; or

          (c) Payments to Discharge Liens. Make any payment on behalf of Tenant or perform any other act or cause any act to be performed which will prevent a lien in favor of any federal, state or local governmental authority from attaching to the Leased Property or which will cause the discharge of any lien then attached to the Leased Property; or

          (d) Payment of Third Party Damages. Pay, on behalf of Tenant, any damages, cost, fines or penalties imposed on Tenant as a result of any Third Party Claims; or

          (e) Demand of Payment. Demand that Tenant make immediate payment of all of the costs of such Clean-Up and/or exercise of the remedies set forth in this Section 18.9 incurred by Landlord and not theretofore paid by Tenant as of the date of such demand, whether or not such costs exceed the amount of Rent and Additional Charges that are otherwise to be paid pursuant to this Lease, and whether or not any court has ordered the Clean-Up, and payment of said costs shall become immediately due, without notice.

     18.10 ENVIRONMENTAL INDEMNIFICATION. Tenant shall and does hereby agree to indemnify, defend and hold harmless Landlord, its principals, officers, directors, agents and employees from and against each and every incurred and potential claim, cause of action, demand or proceeding, obligation, fine, laboratory fee, liability, loss, penalty, imposition, settlement, levy, lien removal, litigation, judgment, disbursement, expense and/or cost (including, without limitation, the cost of each and every Clean-Up and including, but not limited to, reasonable and documented attorneys' fees, consultants' fees, experts' fees and related expenses, capital, operating and maintenance costs, incurred in connection with (a) any investigation or monitoring of site conditions at the Leased Property, (b) the presence of any asbestos-containing materials in, on, under or about the Leased Property and (c) any Clean Up required or performed by any federal, state or local governmental entity or performed by any other entity or person because of the presence of any Hazardous Substance, Release, threatened Release or any Contamination on, in, under or about the Leased Property) which may be asserted against, imposed on, or suffered or incurred by each and every Indemnitee arising out of or in any way related to, or allegedly arising out of or due to any environmental matter, including, but not limited to, any one or more of the following:

          (i) Release Damage or Liability. The presence of Contamination in, on, at, under or near the Leased Property or migrating to the Leased Property from another location;

          (ii) Injuries. All injuries to health or safety (including wrongful death), or to the environment, by reason of environmental matters relating to the condition of or activities past or present on, at, in or under the Leased Property;

          (iii) Violations of Law. All violations, and alleged violations, of any Environmental Law by Tenant relating to the Leased Property or any activity on, in, at, under or near the Leased Property;

          (iv) Misrepresentation. All material misrepresentations relating to environmental matters in any documents or materials furnished by Tenant to Landlord and/or its representatives in connection with this Lease;

          (v) Event of Default. Each and every Event of Default hereunder relating to environmental matters;

          (vi) Lawsuits. Any and all lawsuits brought or threatened against any one or more of the Indemnitees, settlements reached and governmental orders relating to any Hazardous Substances at, on, in, under or near the Leased Property, and all demands or requirements of governmental authorities, in each case based upon or in any way related to any Hazardous Substances at, on, in or under the Leased Property; and

          (vii) Presence of Liens. All liens imposed upon the Leased Property and charges imposed on any Indemnitee in favor of any governmental entity or any person as a result of the presence, disposal, release or threat of release of Hazardous Substances at, on, in, from or under the Leased Property.

     If the matter that is the subject of a claim for indemnification by any Indemnitee pursuant to this Section 18.10 arises or is in connection with a claim, suit or demand filed by a third party, Tenant shall be entitled to defend against such Claim with counsel reasonably satisfactory to the applicable Indemnitee(s). The Indemnitee(s) may continue to employ counsel of its own, but such costs shall be borne by the Indemnitee(s) as long as Tenant continues to so defend. With respect to such Claims arising from third parties (A) if an Indemnitee declines to accept a bona fide offer of settlement that is recommended by Tenant, which settlement includes a full and complete release of such Indemnitee from the subject Claim, the maximum liability of Tenant arising from such claim shall not exceed that amount for which it would have been liable had such settlement been accepted, and
     (B) if an Indemnitee settles the subject Claim without the consent of Tenant, the maximum liability of Tenant under this Section arising from such Claim shall not exceed the fair and reasonable settlement value of such Claim.

     18.11 RIGHTS CUMULATIVE AND SURVIVAL. The rights granted Landlord under this Article are in addition to and not in limitation of any other rights or remedies available to Landlord hereunder or allowed at law or in equity. The obligations of Tenant to defend, indemnify and hold the Indemnitees harmless, as set forth in this Article, arising as a result of an act, omission, condition or other matter occurring or existing during the Term, whether or not the act, omission, condition or matter as to which such obligations relate is discovered during the Term, shall survive the expiration or earlier termination of the Term of this Lease.

                                   ARTICLE 19
                                HOLDOVER MATTERS

     19.1 HOLDING OVER. If Tenant remains in possession of the Leased Property after the expiration of the Term or earlier termination of this Lease, such possession shall be as a month-to-month tenant during which time Tenant shall pay as rental each month one and one-half times the aggregate of (a) one-twelfth of the aggregate Base Rent payable with respect to the Leased Property during the last Lease Year of the preceding Term, and (b) all Additional Charges accruing during the month with respect to the Leased Property. Any interest, however, will be payable only at the rate provided in this Lease and shall not exceed the maximum rate allowed by law. During such period of month-to-month tenancy, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Leased Property until the month-to-month tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over by Tenant after the expiration or earlier termination of this Lease.

     19.2 INDEMNITY. If Tenant fails to surrender the Leased Property in a timely manner and in accordance with the provisions of Section 9.1.6 hereof upon the expiration or termination of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall indemnify and hold Landlord, its principals, officers, directors, agents and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds any rental paid by Tenant pursuant to this Lease and any claims by any proposed new tenant founded on such failure. The provisions of this Section 19.2 shall survive the expiration or termination of this Lease.


                                   ARTICLE 20
                      SUBORDINATION; ATTORNMENT; ESTOPPELS

     20.1 SUBORDINATION. Upon written request of Landlord, Tenant will subordinate its rights pursuant to this Lease in writing (a) to the lien of any mortgage, deed of trust or the interest of any lease in which Landlord is the Tenant and to all modifications, extensions, substitutions thereof (or, at Landlord's option, cause the lien of said mortgage, deed of trust or the interest of any lease in which Landlord is the Tenant to be subordinated to this Lease), and (b) to all advances made or hereafter to be made thereunder. As a condition to each such subordination, Landlord shall deliver to Tenant a non-disturbance agreement providing inter alia that, if such mortgagee, beneficiary or Landlord acquires the Leased Property by way of foreclosure or deed in lieu, such mortgagee, beneficiary or Landlord will not disturb Tenant's possession under this Lease and will recognize Tenant's rights hereunder provided this Lease has not been terminated under Section 16.2 hereof.

     20.2 ATTORNMENT. If any proceedings are brought for foreclosure, or if the power of sale is exercised under any mortgage or deed of trust made by Landlord encumbering the Leased Property, or if a lease in which Landlord is the Tenant is terminated, Tenant shall attorn to the purchaser or Landlord under such lease upon any foreclosure or deed in lieu thereof, sale or lease termination and recognize the purchaser or Landlord as Landlord under this Lease, provided that the purchaser or Landlord acquires and accepts the Leased Property subject to, and upon the terms and conditions set forth in, this Lease.

     20.3 ESTOPPEL CERTIFICATE. Each of Landlord and Tenant agrees, upon not less than ten (10) days prior Notice from the other, to execute, acknowledge and deliver to the other an Estoppel Certificate. It is intended that any Estoppel Certificate delivered pursuant hereto may be relied upon by Landlord, Tenant, any prospective tenant, subtenant, assignee or purchaser of the Leased Property, any mortgagee or prospective mortgagee, or by any other party who may reasonably rely on such statement.


                                   ARTICLE 21
                                  RISK OF LOSS

     During the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Landlord and those claiming from, through or under Landlord) is assumed by Tenant, and, in the absence of gross negligence, willful misconduct or material breach of this Lease by Landlord, Landlord shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Tenant to any abatement of Rent under this Lease.


                                   ARTICLE 22
                                 INDEMNIFICATION

     22.1 INDEMNIFICATION. Subject to Section 13.4 hereof, notwithstanding the existence of any insurance or self-insurance provided for in Article 13 hereof, and without regard to the policy limits of such insurance or self-insurance, Tenant will, subject to Section 13.4 hereof, protect, indemnify, save harmless and defend Landlord, its principals, partners, officers, directors, shareholders, agents, and employees from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable and documented attorneys' fees and expenses), to the maximum extent permitted by law, whenever asserted, or incurred by or asserted against Landlord by reason of:

          (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims of malpractice;

          (b) any use, misuse, non-use, condition, maintenance or repair by Tenant of the Leased Property;

          (c) the failure to pay Impositions which are the obligations of Tenant under this Lease;

          (d) any failure by Tenant to perform or comply with any of the terms of this Lease;

          (e) the nonperformance of any contractual obligation, express or implied, assumed or undertaken by Tenant or any party in privity with Tenant with respect to the Leased Property or any business or other activity carried on with respect to the Leased Property during the Term or thereafter during any time in which Tenant or any such other party is in possession of the Leased Property or thereafter to the extent that any conduct by Tenant or any such person (or failure of such conduct thereby if the same should have been undertaken during such time of possession and leads to such damage or loss) causes such loss or claim;

          (f) the use, operation, possession, or management of the Facility by Tenant before or after the Commencement Date and during the Term of this Lease until the Lease Termination Date;

          (g) the breach or by Tenant of any representation, or warranty in this Lease;

          (h) any and all Claims accruing before or after the Commencement Date relating to any current or former employee, consultant or independent contractor of Tenant or the Facility, including, but not limited to, the termination or discharge of any current or former employee, consultant, or independent contractor of Tenant or the Facility before or after the Commencement Date, Claims under federal, state, or local laws, rules or regulations, accruing before or after the Commencement Date, related to wages, hours, fair employment practices, unfair labor practices, or other terms and conditions of employment and claims arising under the Worker Adjustment and Retraining Notification Act or any analogous state statute, or matters arising from any severance policy, claim, agreement or contract;

          (i) any and all Claims with respect to any qualified or non-qualified retirement or benefit plans or arrangements established before or after the Commencement Date involving any employee, consultant or independent contractor of Tenant or the Facility;

          (j) the Facility was decertified by Tenant during the Term of this Lease; and

          (k) the removal of Tenant's Personal Property from the Facility.

Any amounts which become payable by Tenant under this Section shall be paid within thirty (30) days after liability therefor on the part of Tenant is finally determined by litigation or otherwise, and if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Nothing herein shall be construed as indemnifying Landlord against its own grossly negligent acts or omissions or willful misconduct.

     22.2 SURVIVAL OF INDEMNIFICATION; TENANT RIGHT TO DEFEND LANDLORD. Tenant's liability under this Article shall survive any termination of this Lease. Tenant shall have the right (at Tenant's expense) to defend Landlord against any such claim by counsel reasonably acceptable to Landlord (who may also act as Tenant's counsel in the particular matter, provided Landlord's and Tenant's interests are coincident and not adverse to one another). Tenant shall apprise Landlord regularly as to the status of the particular matter.


                                   ARTICLE 23
                            LIMITATIONS ON TRANSFERS

     23.1 GENERAL PROHIBITION AGAINST TRANSFER; PERMITTED TRANSFERS. Tenant shall not Transfer its interest in this Lease or the Leased Property, except as specifically permitted by this Lease or consented to in advance by Landlord in writing. Any such attempted Transfer not specifically permitted by this Lease or otherwise approved by Landlord shall be null and void and of no force and effect; but in the event of any such Transfer, Landlord may collect rent and other charges from the Transferee and apply the amounts collected to the rent and other charges herein reserved, but no Transfer or collection of rent and other charges shall be deemed to be a waiver of Landlord's rights to enforce Tenant's covenants or the acceptance of the Transferee as Tenant, or a release of Tenant from the performance of any covenants on the part of Tenant to be performed. Notwithstanding any Transfer, Tenant and any Guarantor shall remain fully liable for the performance of all terms, covenants and provisions of this Lease, both before and after any such Transfer. Any violation of this Lease by any Transferee shall be deemed to be a violation of this Lease by Tenant.

     Landlord agrees that, so long as there is no Event of Default under this Lease, Landlord shall not unreasonably withhold or delay its consent to a single transfer, assignment or subletting of Tenant's entire interest in this Lease to a non-Affiliated third party Transferee.

If Tenant desires at any time to so transfer, assign or sublet its entire interest in this Lease to such a Transferee, Tenant shall first notify Landlord in writing of its desire to do so and shall submit in writing to Landlord (a) the name of the proposed Transferee; (b) the historical experience of the proposed Transferee with respect to businesses of the type and size conducted on the Leased Property; (c) the terms and provisions of the proposed transfer, assignment or subletting and the proposed effective date thereof, including a copy of the agreement or other documents which contain or memorialize such terms and provisions; and (d) such financial, operating and other information with respect to such proposed Transferee as Landlord may request (including audited financial statements of such Transferee). At any time within thirty (30) days after Landlord's receipt of all the information specified in clauses (a) through
(d) above, Landlord may by written notice to Tenant (i) consent to the proposed transfer, assignment or subletting to the proposed Transferee or (ii) refuse to give its consent, specifying in reasonable detail the reasons therefor. In the event that Landlord shall so consent, Tenant shall be permitted to assign or sublet its entire interest in this Lease to such proposed Transferee, provided that each of the following is met:

          (A) The proposed Transferee shall unconditionally assume and agree to keep, perform and observe all of the covenants, conditions, duties, obligations and liabilities of Tenant under this Lease (whether occurring prior to or after the effective date of such transfer or conveyance) pursuant to a writing in form and substance acceptable to Landlord;

          (B) This Lease shall remain in full force and effect;

          (C) No such transfer, conveyance or subletting by Tenant to such proposed Transferee shall relieve Tenant of its respective duties, obligations and/or liabilities under this Lease or the other Transaction Documents and each of such parties shall consent and/or reaffirm its respective obligations hereunder and thereunder pursuant to a writing in form and substance acceptable to Landlord;

          (D) All reasonable costs and expenses incurred by Landlord (including reasonable attorneys' fees and costs) incurred in connection with the review and processing of such request and in preparation, negotiation and execution of any documents or instruments delivered or prepared in connection therewith shall be paid solely by Tenant and/or the proposed Transferee.

          In exercising Landlord's right of reasonable approval or disapproval with respect to any such proposed Transferee, Landlord shall be entitled to take into account any fact or factor which Landlord deems relevant to such decision. Without limiting the generality of the foregoing, all of the following are agreed to be reasonable factors for Landlord's consideration in approving any such proposed Transferee:

          (A) The financial strength of the proposed Transferee, including the adequacy of its working capital to pay all sums and other amounts payable under this Lease and the Transaction Documents;

          (B) The experience of the proposed Transferee with respect to businesses of the type and size conducted on the Leased Property;

          (C) The quality and nature of other businesses operated by such proposed Transferee in comparison to the quality and nature of the business conducted on the Leased Property;

          (D) Diminution or potential diminution of Landlord's security by reason of any such assignment or subletting on the Leased Property to such proposed Transferee; and

          (E) Any other fact or factor which Landlord would take into consideration if such proposed Transferee were to apply directly to Landlord for a lease of the type represented by this Lease and the Transaction Documents.

     23.2 CORPORATE OR PARTNERSHIP TRANSACTIONS. If Tenant or Guarantor is a corporation, then the merger, consolidation or reorganization of such corporation and/or the sale, issuance or transfer, cumulatively or in one transaction, of any voting stock by Tenant or Guarantor or the stockholders of record of any of them as of the date of this Lease which results in a change in the voting control of Tenant or Guarantor shall constitute a Transfer. If Tenant or Guarantor is a joint venture, partnership or other association, then the transfer of or change in, cumulatively or in one transaction, voting control of or a twenty percent (20%) or greater interest in such Tenant or Guarantor within any five-year period, or the termination of such joint venture, partnership or other association, shall constitute a Transfer.

     23.3 PERMITTED SUBLEASES. Subject to Section 23.4 hereof, Tenant shall have the right to sublease up to ten percent (10%) of the floor area of the Facility in the ordinary course of the health care business being conducted in the Facility without Landlord's consent, and subject to Landlord's consent, which shall not unreasonably be withheld, conditioned or delayed an additional ten percent (10%) of the floor area of the Facility.

     23.4 TRANSFERS TO A CONTROLLED ENTITY. Notwithstanding anything to the contrary herein contained, Tenant may without the prior consent of Landlord Transfer its interest herein to an entity Controlled by Peak Medical on the condition that (a) such entity expressly and in writing assumes all of the obligations and liability of the Tenant hereunder, (b) such Transfer has no effect on the Peak Medical Guaranty and Peak Medical confirms in writing that the Peak Medical Guaranty remains unchanged and in full force and effect, (c) the stock of such entity (if a corporation) is at the time of the Transfer pledged to Landlord to secure performance of its obligations under this Lease,
(d) all obligations of such entity to Peak Medical or any Affiliate of Peak Medical, and all Debt of such entity to any third party, are subordinated to its liability and obligations as Tenant hereunder and (e) without the consent of Landlord, no such Transfer shall release the Tenant named herein from liability hereunder.

     23.5 SUBORDINATION AND ATTORNMENT. Tenant shall insert in any sublease permitted by Landlord provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord hereunder, (b) if this Lease terminates before the expiration of such sublease, the subtenant thereunder will, at Landlord's option, attorn to Landlord and waive any right the subtenant may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the subtenant receives a written Notice from Landlord or Landlord's assignee, if any, stating that an Event of Default has occurred under this Lease, the subtenant shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice or as such party may direct. All rentals received from the subtenant by Landlord or Landlord's assignees, if any, as the case may be, shall be credited against the amounts owing by Tenant under this Lease.

     23.6 SUBLEASE LIMITATION. Anything contained in this Lease to the contrary notwithstanding, even if a sublease of the Leased Property is permitted, Tenant shall not sublet the Leased Property on any basis such that the rental to be paid by the subtenant thereunder would be based, in whole or in part, on either
(a) the income or profits derived by the business activities of the subtenant, or (b) any other formula such that any portion of the sublease rental received by Landlord would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto. The parties agree that this Section shall not be deemed waived or modified by implication, but may be waived or modified only by an instrument in writing explicitly referring to this Section by number.


                                   ARTICLE 24
                            CERTAIN FINANCIAL MATTERS

     24.1 OFFICER'S CERTIFICATES AND FINANCIAL STATEMENTS. Tenant shall furnish to Landlord:

          (a) Monthly Financials. As soon as available and in any event within thirty (30) days after the end of each calendar month, an unaudited income statement for the Facility for the period commencing at the end of the previous month and ending with the end of such month, together with an Officer's Certificate of Tenant stating that Tenant is not in default of any covenant set forth in Article 8 hereof, or if Tenant is in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same.

          (b) Quarterly Financials. As soon as available and in any event within fifty-five (55) days after the end of each calendar quarter, an unaudited income statement and balance sheet for the Facility for the period commencing at the end of the previous quarter and ending with the end of such quarter, together with an Officer's Certificate of Tenant stating that Tenant is not in default of any covenant set forth in Article 8 hereof, or if Tenant is in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same.

          (c) Annual Financials. As soon as available and in any event within ninety (90) days after the end of each Fiscal Year, a consolidated balance sheet of the Guarantor as at the end of such Fiscal Year and an operating statement for the Facility for such Fiscal Year, accompanied by (i) in the case of the consolidated balance sheet of the Guarantor, an opinion acceptable to Landlord of an independent public accountant, and (ii) in each case, an Officer's Certificate of Tenant stating that Tenant is not in default in the performance or observance of any of the terms of this Lease, or if Tenant is in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same.

          (d) Cost Reports. Upon the request of Landlord and no more than once in each calendar year, Tenant shall furnish to Landlord complete and accurate copies of the most recent annual Medicaid and Medicare cost reports for the Facility and any and all amendments filed with respect to such reports and all responses, audit reports or inquiries with respect to each such report.

          (e) Licensing Agency Reports. Upon the reasonable request of Landlord and no more than once during any calendar year, Tenant shall furnish to Landlord a copy of the most recent federal and state agency surveys or report and any statement of deficiencies with respect to the Facility, and within the time period required by the particular agency for furnishing a plan of correction, and without the need of any request from Landlord, Tenant shall also furnish to Landlord a copy of the plan of correction generated from such survey or report for the Facility, and correct or cause to be corrected a deficiency, the curing of which is a condition of continued licensure or for full participation in Medicare and Medicaid for existing patients or for new patients to be admitted with Medicare or Medicaid coverage, by the date required for cure by such agency (plus extensions granted by such agency).

          (f) Notices. Tenant shall furnish to Landlord within ten (10) days from its receipt, any and all notices (regardless of form) from any licensing and/or certifying agency that the Facility's license or Medicare or Medicaid certification of the Facility is being revoked or suspended.

          (g) Patient Data. Within fifty-five (55) days of the end of each fiscal quarter and to the extent not included in the operating statements delivered pursuant to subsection (i), above, a statement of the actual patient days incurred for the quarter, together with quarterly census information for the Facility as of the end of such quarter by patient- mix (i.e., private, Medicare, Medicaid and V.A.) of the Facility.

          (h) Capital Budget. As soon as it is prepared in each Lease Year, a capital budget for the Facility for that and the following Lease Year, for Landlord's information and not for approval;

          (i) Other Information. With reasonable promptness, such other information respecting the financial condition and affairs of Tenant, and the Facility as Landlord may reasonably request from time to time, including, without limitation, any such other information as may be available to the administration of the Facility; and

          (j) At times reasonably required by Landlord, and upon request as appropriate, audited year-end information and unaudited quarterly financial information concerning the Leased Property and Tenant as Landlord may require for its on-going filings with the SEC, under both the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, including, but not limited to, 10-Q Quarterly Reports, 10-K Annual Reports, and registration statements to be filed by Landlord during the Term of this Lease.

     24.2 PUBLIC OFFERING INFORMATION. Tenant specifically agrees that Landlord may include financial information and such information concerning the operation of the Facility which does not violate the confidentiality of the facility-patient relationship and the physician-patient privilege under applicable laws, in offering memoranda or prospectuses, or similar publications in connection with syndications or public offerings of Landlord's securities or interests, and any other reporting requirements under applicable federal and State laws, including those of any successor to Landlord. Tenant agrees to provide such other reasonable information necessary with respect to Tenant and the Leased Property to facilitate a public offering or to satisfy SEC or regulatory disclosure requirements. Landlord shall provide to Tenant a copy of any information prepared by Landlord to be so published, and Tenant shall have a reasonable period of time (not to exceed three (3) days) after receipt of such information to notify Landlord of any corrections.


                                   ARTICLE 25
                               LANDLORD INSPECTION

          Tenant shall permit Landlord and its authorized representatives to inspect, during normal business hours, at least once per Lease Year (a) the Leased Property and, (b) upon one Business Day's prior Notice, which Notice shall set forth a reasonable cause for such inspection, Tenant's books and records pertaining thereto (provided, however, that upon any Event of Default, such Notice need not set forth any cause for such inspection).

                                   ARTICLE 26

                             [INTENTIONALLY OMITTED]

                                   ARTICLE 27

                             [INTENTIONALLY OMITTED]

                                   ARTICLE 28

                             ACCEPTANCE OF SURRENDER

          No surrender to Landlord of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless specifically agreed to and accepted in writing by Landlord, and no act by Landlord or any representative or agent of Landlord, other than such a specific written acceptance by Landlord, shall constitute an acceptance of any such surrender.


                                   ARTICLE 29
                          MERGER OF TITLE; PARTNERSHIP

     29.1 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created thereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) the Lease or the leasehold estate created hereby or any interest in the Lease or such leasehold estate, and (b) the fee estate in the Leased Property.

     29.2 NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture between Landlord and Tenant or to cause either party to be responsible in any way for the debts or obligations of the other or any other party, it being the intention of the parties that the only relationship hereunder is that of L andlord and Tenant.

                                   ARTICLE 30
                             CONVEYANCE BY LANDLORD

          If Landlord or any successor owner of the Leased Property conveys the Leased Property in accordance with the terms hereof other than as security for a debt, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Lease arising or accruing from and after the date of such conveyance, and all such future liabilities and obligations shall thereupon be binding upon the new owner, provided that the transferee gives Notice to Tenant that such transferee has received (a) the Security Deposit and (b) any funds in the hands of Landlord or the then grantor at the time of the transfer in which Tenant has an interest. Tenant acknowledges and agrees that, pursuant to the Monarch Purchase Agreement, the Facility and the Leased Property may be sold by Landlord to Monarch LP upon the completion of the Offering, in which case Monarch LP shall be assigned this Lease and will become Landlord hereunder, and IHS Acquisition No. 104, Inc. will be released from all obligations under this Lease, whether accruing prior to of after the date of such sale.


                                   ARTICLE 31
                                 QUIET ENJOYMENT

          So long as Tenant pays all Rent as it becomes due and complies with all of the terms of the Lease and performs its obligations thereunder, Tenant shall peaceably and quietly have, hold and enjoy the Leased Property hereby leased for the Term.


                                   ARTICLE 32

                             [INTENTIONALLY OMITTED]


                                   ARTICLE 33
                                   APPRAISERS

          If it becomes necessary to determine the Fair Rental Value of the Leased Property for any purpose of this Lease, Landlord and Tenant shall attempt to agree upon a single appraiser to make such determination. If Landlord and Tenant are unable to agree upon a single appraiser within thirty (30) days thereafter, then the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after such Notice, Landlord (or Tenant, as the case may be) shall by Notice to Tenant (or Landlord, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) and experienced in appraising nursing home properties, shall, within forty-five (45) days after the date of the Notice appointing the first appraiser, proceed to appraise the Leased Property to determine the Fair Rental Value of it as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser has been so appointed, or if two appraisers have been so appointed but only one such appraiser has made such determination within fifty (50) days after the making of Tenant's or Landlord's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers have been appointed and have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined does not exceed ten percent (10%) of the lesser of such amounts, then the Fair Rental Value shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined exceeds ten percent (10%) of the lesser of such amounts, then such two appraisers shall have twenty (20) days to appoint a third appraiser. If no such appraiser has been appointed within such twenty (20) day period or within ninety (90) days of the original request for a determination of Fair Rental Value, whichever is earlier, either Landlord or Tenant may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the Fair Rental Value within forty-five (45) days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and the average of the sum of the remaining two determinations shall be final and binding upon Landlord and Tenant as the Fair Rental Value of the Leased Property. Any such appraisal shall conform to FDIC or equivalent requirements and format.

     This provision for determining the Fair Rental Value by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties and judgment may be entered upon such determination in any court having jurisdiction of the matter. Landlord and Tenant shall each pay the fees and expenses of the appraiser appointed by it, and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.


                                   ARTICLE 34
                           BREACH OF LEASE BY LANDLORD

          Landlord shall not be in breach of this Lease unless Landlord fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of thirty (30) days after written Notice specifying such failure and the necessary curative action is received by Landlord from Tenant. If the failure cannot with due diligence be cured within a period of thirty (30) days, the failure shall not be deemed to continue if Landlord, within said thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Landlord shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay.

                                   ARTICLE 35
             PERSONAL PROPERTY OPTION; TRANSFER OF FACILITY CONTROL

     35.1 LANDLORD'S OPTION TO PURCHASE TENANT'S PERSONAL PROPERTY. Landlord may purchase Tenant's Personal Property at the expiration or termination of this Lease for an amount equal to the then book value thereof (acquisition cost less accumulated depreciation on the books of Tenant pertaining thereto), subject to, and with appropriate credits for any obligations owing from Tenant to Landlord and for all equipment leases, conditional sale contracts and any other encumbrances to which Tenant's Personal Property is subject. Landlord's option shall be exercised by Notice to Tenant no more than one hundred eighty (180) days, nor less than ninety (90) days, before the expiration of the Initial Term (or, before the expiration of the First Renewal Term or the Second Renewal Term, as the case may be), unless this Lease is terminated prior to its expiration date (a) by reason of an Event of Default, in which event Landlord's option shall be exercised within ninety (90) days following the date of termination, or
(b) by reason of the exercise by a Tenant of a right to terminate provided for herein in the event of a Taking, in which event Landlord's option shall be exercised within forty-five (45) days following Tenant's exercise of such right. Landlord's option shall terminate upon Tenant's purchase of the Leased Property. If Landlord exercises its option, Tenant shall, in exchange for Landlord's payment of the purchase price, deliver Tenant's Personal Property to Landlord, together with a bill of sale and such other documents as Landlord may reasonably request in order to carry out the purchase of Tenant's Personal Property, and such purchase shall be closed by such delivery and such payment on the date set by Landlord in its Notice of exercise.

     35.2 FACILITY TRADE NAMES. If this Lease is terminated by reason of an Event of Default, or if Landlord purchases the Tenant's Personal Property with respect to any Leased Property pursuant to Section 35.1 hereof, Landlord shall be permitted to use the Facility Trade Names under which the Leased Property conducts business in the market in which the Facility is located, and Tenant shall not after any such termination use the Facility Trade Names under which the Leased Property conducts business in any business that competes with the Leased Property.

     35.3 TRANSFER OF OPERATIONAL CONTROL OF THE FACILITY. Tenant shall cooperate in transferring operational control of the Facility to Landlord or Landlord's nominee if the Term expires without extension or renewal by Tenant, or if this Lease is terminated upon the occurrence of an Event of Default or for any other reason, and shall use its best efforts, (without incurring material cost or liability except after Event of Default), to accomplish such transfer with minimal disruption of the business conducted at the Facility. To that end, pending completion of the transfer of operational control of the Facility to Landlord or its nominee, Tenant agrees that:

          (a) Tenant will not terminate the employment of any employees without just cause, or change any salaries (other than normal merit raises and the pre-announced wage increases of which Landlord has knowledge) or employment agreements without Landlord's consent of Landlord other than customary raises to non-officers at regular review dates, and will not hire additional employees except in good faith in the ordinary course of business.

          (b)  Tenant  will  provide  all  necessary  information  requested  by
     Landlord or its nominee for the preparation and filing of any and all necessary applications or notifications of any federal or state governmental authority having jurisdiction over a change in the operational control of the Facility, and Tenant will use its best efforts, (without incurring material cost or liability except after an Event of Default), to cause the operating health care license to be transferred to Landlord or Landlord's nominee.

          (c) Tenant shall continue to operate the business in accordance with reasonable and standard industry practices to keep the business and organization of the Facility intact and to preserve for Landlord or its nominee the goodwill of the suppliers, distributors, residents and others having business relations with Tenant with respect to the Facility.

          (d) Tenant shall engage only in transactions or other activities with respect to the Facility which are in the ordinary course of its business and shall perform all maintenance and repairs reasonably necessary to keep the Facility in satisfactory operating condition and repair, and shall maintain the supplies and foodstuffs at levels which are consistent and in compliance with all health care regulations, and shall not sell or remove any personal property except in the ordinary course of business.

          (e) Tenant shall cooperate fully with Landlord or its nominee in supplying any information that may be reasonably required to effect an orderly transfer of the Facility.

          (f) Tenant shall provide Landlord or its nominee with full and complete information regarding the employees of the Facility and shall reimburse Landlord or its nominee for all outstanding accrued employee benefits, including accrued vacation, sick and holiday pay calculated on a true accrual basis, including all earned and a prorated portion of all unearned benefits.

          (g) Tenant shall use its best efforts, (without incurring material cost or liability except after Event of Default), to obtain the acknowledgment and the consent of any creditor, Landlord or sublandlord, mortgagee, beneficiary of a deed of trust or security agreement affecting the real and personal properties of Tenant or any other party whose acknowledgment and/or consent would be required because of a change in the operational control of the Facility and transfer of personal property.

     35.4 INTANGIBLES AND PERSONAL PROPERTY. Notwithstanding any other provision of this Lease, but subject to Section 6.4 hereof (relating to Landlord's security interest), Landlord's Personal Property shall not include goodwill, or other intangible personal property severable from Landlord's "interests in real property" within the meaning of Section 856(d) of the Code. All of Landlord's Personal Property is leased to Tenant pursuant to the terms hereof.


                                   ARTICLE 36

                             [INTENTIONALLY OMITTED]

                                   ARTICLE 37

                                  MISCELLANEOUS

     37.1 NOTICES. All notices, consents or other communications under this Lease must be in writing and addressed to each party at its respective Notice Addresses (or at any other address which the respective parties may designate by notice given to the other party from time to time). Any notice required by this Lease to be given or made within a specified period of time, on or before a date certain, shall be deemed given or made if sent by hand, by fax with confirmed answerback received, or by registered or certified mail (return receipt requested and postage and registry fees prepaid). Delivery "by hand" shall include delivery by commercial express or courier service. A notice sent by registered or certified mail shall be deemed given on the date of receipt (or attempted delivery if refused) indicated on the return receipt. All other notices shall be deemed given when actually received. A notice may be given by a party or by its legal counsel. The Notice Addresses of the parties are as follows:

         If to Landlord:        c/o Integrated Health Services, Inc.
                                10065 Red Run Boulevard
                                Owings Mills, Maryland 21117
                                Attn:  Daniel J. Booth
                                Telephone No.:  (410) 998-8768
                                Fax No.: (410) 998-8716

         If to Tenant:          Peak Medical of Idaho, Inc.
                                5635 Jefferson Boulevard, N.E.
                                Albuquerque, New Mexico 87109
                                Attn:  Charles H. Gonzales
                                Telephone No.: (505) 342-0235
                                Facsimile No.: (505) 341-2326

     37.2 SURVIVAL, CHOICE OF LAW. TENANT'S OBLIGATIONS UNDER THIS LEASE SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THE TERM. THIS LEASE SHALL BE CONSTRUED AND ENFORCED UNDER THE LAW OF THE STATE OF IDAHO. TENANT IRREVOCABLY SUBMITS TO JURISDICTION IN THE STATE OF IDAHO (AND AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON TENANT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF IDAHO IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF ANY SUCH STATE).

     37.3 LIMITATION ON RECOVERY. Tenant specifically agrees to look solely to Landlord's interest in the Leased Property leased by it, the net proceeds received by Landlord from the sale or any financing or refinancing of the Leased Property leased by it, the Security Deposit, any funds deposited by Tenant pursuant to Section 12.2 hereof and any Net Proceeds for recovery of any judgment against Landlord, it being specifically agreed that no partner, manager, shareholder, officer, director, or employee of Landlord shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Tenant. Furthermore, Landlord (original or successor) shall not ever be liable to Tenant for any indirect or consequential damages suffered by Tenant from whatever cause.

     37.4 WAIVERS. Tenant waives any defense by reason of any disability of Tenant and waives any other defense based on the termination of Tenant's (including Tenant's successor's) liability from any cause. Tenant waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance, and waives all notices of the existence, creation, or incurring of new or additional obligations.

     37.5 INTENTIONALLY OMITTED.

     37.6 COUNTERPARTS. This Lease may be executed (a) in counterparts, a complete set of which together shall constitute an original and (b) in duplicates, each of which shall constitute an original. Copies of this Lease showing the signatures of the respective parties, whether produced by photographic, digital, computer, or other reproduction, may be used for all purposes as originals.

     37.7 OPTIONS FOLLOW LEASE. The renewal options and any other options granted to Tenant in this Lease are not assignable or transferrable except in connection with a permitted transfer or assignment of this Lease. Any attempt to assign or transfer such options otherwise shall be void and of no force and effect.

     37.8 RIGHTS CUMULATIVE. Except as provided herein to the contrary, the respective rights and remedies of the parties specified in this Lease shall be cumulative and in addition to any rights and remedies not specified in this Lease.

     37.9 ENTIRE AGREEMENT. There are no oral or written agreements or representations between the parties hereto affecting this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, representations, brochures, agreements and understandings, if any, between Landlord and Tenant.

     37.10 AMENDMENTS IN WRITING. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Landlord and Tenant

     37.11 SEVERABILITY. If any provision of this Lease or the application of such provision to any person, entity or circumstance is found invalid or unenforceable by a court of competent jurisdiction, such determination shall not affect the other provisions of this Lease and all other provisions of this Lease shall be deemed valid and enforceable.

     37.12 SUCCESSORS. The term "Landlord" shall mean only the owner or owners at the time in question of fee title in the Leased Property. All rights and obligations of Landlord and Tenant under this Lease shall extend to and bind the respective heirs, executors, administrators and the permitted concessionaires, successors, subtenants and assignees of the parties.

     37.13 TIME OF THE ESSENCE. Except for the delivery of possession of the Facility to Tenant, time is of the essence of all provisions of this Lease of which time is an element.

     37.14 LATE CHARGES. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate.

     37.15 BINDING EFFECT. This Lease (and all terms thereof, whether so expressed or not), shall be binding upon the respective permitted successors, assigns and legal representatives of the parties and shall inure to the benefit of and be enforceable by the parties and their respective permitted successors, assigns and legal representatives.

     37.16 EXHIBITS AND SCHEDULES. The Exhibits and Schedules attached hereto are (and shall be deemed) parts of this Lease.

     37.17 WAIVER OF JURY TRIAL. In any action or proceeding in connection with this Lease, each of Landlord and Tenant hereby waives the right to trial by jury.

     37.18 MEMORANDUM OF LEASE. Landlord and Tenant shall, promptly upon the request of either, enter into a short form Memorandum of Lease, in form suitable for recording under the laws of the state in which reference to this Lease, and all options contained therein, shall be made. Tenant shall pay all costs and expenses of recording such Memorandum of Lease.

                                   ARTICLE 38
                                SECURITY DEPOSIT

     38.1 SECURITY DEPOSIT. Concurrent with Tenant's execution of this Lease, Tenant shall deliver the Security Deposit to Landlord, to be held by Landlord as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. The Security Deposit shall be deposited by Landlord in an interest-bearing account in Landlord's name, separate and apart from Landlord's general and/or other funds, which cash and interest shall remain on deposit as security hereunder and be available to Landlord as provided in this Article. The Security Deposit shall not be considered an advance payment of Rent (or of any other sum payable to Tenant under this Lease) or a measure of Landlord's damages in case of a default by Tenant. The Security Deposit shall not be considered as a trust fund, and Tenant agrees that Landlord is not acting as a trustee or in any fiduciary capacity in controlling or using the Security Deposit.

     38.2 APPLICATION OF SECURITY DEPOSIT. Upon the occurrence and continuation of an Event of Default, Landlord may, but shall not be required to, in addition to any other rights and remedies available to Landlord, use, apply or retain the whole or any part of the Security Deposit to the payment of any sum in default, or any other sum, including, but not limited to, any damages or deficiency in reletting the applicable Leased Property, which Landlord may expend or be required to expend by reason of Tenant's default. Whenever, and as often as, Landlord has used the Security Deposit to cure Tenant's default hereunder, Tenant shall, within ten (10) days after Notice from Landlord, deposit additional funds with Landlord sufficient to restore the Security Deposit to the full amount originally provided or paid.

     38.3 TRANSFER OF SECURITY DEPOSIT. If Landlord transfers its interest under this Lease, Landlord shall assign the Security Deposit to the new Landlord, and, provided that the transferee gives Notice to Tenant that such transferee has received the Security Deposit, thereafter Landlord shall have no further liability for the return of the Security Deposit, and Tenant agrees to look solely to the new Landlord for the return of the Security Deposit. The provisions of the preceding sentence shall apply to every transfer or assignment of Landlord's interest under this Lease. Tenant agrees that it will not assign or encumber or attempt to assign or encumber the monies deposited as security and that Landlord, its successors and assigns may return the Security Deposit to the last Tenant in possession at the last address for Notice given by Tenant and that Landlord shall thereafter be relieved of any liability therefor, regardless of one or more assignments of this Lease or any such actual or attempted assignment or encumbrances of the monies held as the Security Deposit.

                                   ARTICLE 39
                             TENANT PURCHASE OPTION

     Tenant is hereby granted the right and option to purchase the Leased Property from Landlord. The purchase option may be exercised by Tenant during the period commencing on the date that is one hundred eighty (180) days, and ending on the date that is one hundred fifty (150) days, before each of (a) the Expiration Date, (b) the expiration of the First Renewal Term and (c) the expiration of the Second Renewal Term; provided, however, the purchase option may only be exercised under clauses (a) and (b) hereof if Tenant has not elected to renew this Lease for the First Renewal Term or the Second Renewal Term, as the case may be. Tenant shall exercise the purchase option by giving written notice thereof to Landlord either prior to or on the expiration date. Within thirty (30) days of the date that Tenant exercises the purchase option, Landlord shall sell the Leased Property to Tenant and Tenant shall purchase the Leased Property from Landlord at a purchase price based upon the Leased Property's fair market value at the time Tenant exercises the purchase option, determined in accordance with the provisions of Article 33 hereof. At the closing of the sale of the Leased Property to Tenant, Tenant shall convey the purchase price to Landlord and Landlord shall convey to Tenant a special warranty deed conveying good, indefeasible and insurable title to the Leased Property, subject to reasonably appropriate permitted exceptions. Tenant shall pay all fees and expenses associated with the conveyance of the Leased Property pursuant to Tenant's exercise of the purchase option, including, but not limited to, all transfer taxes, recording fees and Landlord's attorney's fees, costs and disbursements. If Tenant fails to exercise the option to purchase the Leased Property in the manner provided in this Article 39, the purchase option shall expire and no party hereto shall thereafter have any rights, liabilities or obligations whatsoever under this Lease.


                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

                                            IHS ACQUISITION NO. 104, INC.

                                            By:      /s/ Daniel J. Booth
                                              ----------------------------------
                                            Name:  Daniel J. Booth
                                                --------------------------------
                                            Title:    Senior Vice President
                                                 -------------------------------
                                            PEAK MEDICAL OF IDAHO, INC.

                                            By:      /s/ Scot Sauder
                                              ----------------------------------
                                            Name:  Scot Sauder
                                                --------------------------------
                                            Title:    Senior Vice President and
                                                --------------------------------
                                                       General Counsel
                                                --------------------------------

                            LIST OF EXHIBITS TO LEASE

EXHIBIT A                              Facility (Leased Property); Land

EXHIBIT B                              [Intentionally Omitted]

EXHIBIT C                              Security Deposit Formula

EXHIBIT D                              Form of Estoppel Certificate

EXHIBIT E                              Permitted Encumbrances

EXHIBIT F                              Facility Purchase Price

EXHIBIT G                              [Intentionally Omitted]

EXHIBIT H                              List of Engineering Firms

EXHIBIT I                              Landlord Wiring Instructions

                                    EXHIBIT A

                            FACILITY/LEASED PROPERTY
                            ------------------------

         Idaho Falls Care Center
         3111 Channing Way
         Idaho Falls, Idaho  83301
         208-529-0067
         208-529-4013 (Fax)

         Beds:  108

         Owner:     IHS Acquisition No. 104, Inc.

         Lessee:    Peak Medical of Idaho, Inc.

                                    EXHIBIT B

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT C

                            SECURITY DEPOSIT FORMULA
                            ------------------------

Security Deposit                        CFC(a) - Facility
----------------                        -----------------
8 months Base Rent                      Less than or equal to 1.0 to 1.0
6 Months Base Rent                      Greater than 1.0 to 1.0
3 Months Base Rent                      Greater than 1.35 to 1.0

     (a) CFC is defined as Facility EBITDAR less management fees (the greater of 5% of revenue or actual management fees) and capital expenditures ($300/bed/per annum) to Facility rents. CFC will be measured on a six month trailing basis at the end of each fiscal quarter.

                                    EXHIBIT D

                          FORM OF ESTOPPEL CERTIFICATE

     The undersigned, Peak Medical of Idaho, Inc., a Delaware corporation ("Tenant") under that certain lease (the "Lease") dated as of May 29, 1998 and made with IHS Acquisition No. 104, Inc. ("Landlord"), hereby certifies:

     1. That it is the Tenant under the Lease; that attached hereto as Exhibit A is a true and correct copy of the Lease; that said Lease is now in full force and effect and has not been amended, modified or assigned except as disclosed or included in Exhibit A; and that said Lease constitutes the entire agreement between Landlord and Tenant.

     2. That to the undersigned's knowledge there exist no defenses or offsets to enforcement of the Lease; that to the undersigned's knowledge there are, as of the date hereof, no breaches or uncured defaults on the part of the undersigned or, to the undersigned's knowledge, on the part of the other party to the Lease; and that the undersigned has no notice or knowledge of any prior assignment, hypothecation, subletting or other transfer of the other party's interest in the Lease, except_______.

     3. That the Base Rent for the current Lease Year under the Lease is $_______. All Rent which is due prior to the date hereof has been paid, and there are no unpaid Additional Charges owing to or by the undersigned under the Lease as of the date hereof. No Base Rent or other items (including without limitation security deposit and any impound account or funds) have been paid by the undersigned in advance under the Lease except for the security deposit held by Landlord in the amount of $_______ and the monthly installment of Base Rent that became due on ___________.

     4. That the undersigned has no claim against the other party to the Lease for any security deposit, impound account or prepaid Rent except as provided in paragraph 3 of this Certificate.

     5. That there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy laws of the United States or any State thereof, nor has the undersigned nor, to the best of the undersigned's knowledge has the other party to the Lease begun any action, or given or received any notice for the purpose of termination of the Lease.

     6. That to the undersigned's knowledge, there are, as of the date hereof, no breaches or uncured defaults on the part of the undersigned under any other agreement executed in connection with the Lease.

     7. ("Relying Party"). The Relying Party is entitled to rely on the statements of the undersigned contained in this Certificate.

     8. All capitalized terms used herein and not defined herein shall have the meanings for such terms set forth in the Lease.

Dated:  _____________, 199_                      PEAK MEDICAL OF IDAHO, INC.

                                                 By:
                                                   --------------------------
                                                 Name:
                                                     --------------------------
                                                 Title:
                                                       -------------------------

                                    EXHIBIT E

                             PERMITTED ENCUMBRANCES

     1.   Taxes for the year 1998 and subsequent years not yet due and payable.

     2. Occupancy right of individual who, as of the date hereof, are patients at the healthcare facility which is located on the premises.

     3. Easements, reservations, restrictions and deductions as the same appears on the recorded plat. Set back on the North and West side of property 10 feet. Set back on the East side of property 25 feet.

     4. Easement of City of Idaho Falls, recorded June 8, 1998, as Instrument No. 750413.

     5. Survey prepared by International Land Services, Inc., dated December 1, 1997, and last revised December 11, 1997, referenced as Job Order No. 97-11-22:005 (251 ID) shows subject premises with improvements thereon and no encroachments, overlaps or boundary line disputes expect as follows:

          (a) Electric transformer and telephone pedestal are set outside of recorded easement in Instrument No. 750413.

          (b)  Fence along  southerly  line varies  between  0.36 feet south and
               0.63 feet north thereof.

                                    EXHIBIT F

                                 PURCHASE PRICE

  Purchase Price = $6,500,000

                                    EXHIBIT G

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT H

                                ENGINEERING FIRMS

         ATC Associates, Inc.
         600 West Cummings Park
         Woburn, Massachusetts  01801
         781-932-9400
         781-932-6211 (Fax)

                                    EXHIBIT I

                          LANDLORD WIRING INSTRUCTIONS

Bank:               Citibank, N.A.

Account Name:       Integrated Health Services, Inc.

Account #:          406330373

ABA #:              021000089





                                       I-1